P R O S P E C T U S
August 6, 1999


                              LEGACY BUILDER II(SM)
                                 issued through
                  Legacy Builder Variable Life Separate Account
                                       by
                           PFL Life Insurance Company
                              4333 Edgewood Road NE
                          Cedar Rapids, Iowa 52499-0001
                                 1-800-525-6205


          MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                      CONSIDER CAREFULLY THE RISK FACTORS
                                      BEGINNING ON PAGE 9 OF THIS PROSPECTUS.

                                      An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      Prospectuses for the portfolios of:
                                      [ ] AIM Variable Insurance Funds, Inc.
THE SECURITIES AND EXCHANGE           [ ] Dreyfus Stock Index Fund
COMMISSION HAS NOT APPROVED           [ ] Dreyfus Variable Investment Fund
OR DISAPPROVED THESE SECURITIES       [ ] MFS Variable Insurance Trust
OR PASSED UPON THE ADEQUACY           [ ] Oppenheimer Variable Account Funds and
OF THIS PROSPECTUS. ANY               [ ] WRL Series Fund, Inc.
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.                must accompany this prospectus. Certain
                                      portfolios may not be available in all
                                      states. Please read these documents
                                      before investing and save them for future reference.

TABLE OF CONTENTS
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Glossary ..............................................................    1
Policy Summary ........................................................    4
Risk Summary ..........................................................    9
Portfolio Annual Expense Table ........................................   13
PFL and the Fixed Account .............................................   14
    PFL Life Insurance Company ........................................   14
    The Fixed Account Options .........................................   14
The Separate Account and the Portfolios ...............................   15
    The Separate Account ..............................................   15
    The Portfolios ....................................................   15
    Addition, Deletion, or Substitution of Investments ................   19
    Your Right to Vote Portfolio Shares ...............................   20
The Policy ............................................................   20
    Purchasing a Policy ...............................................   20
    Underwriting Standards ............................................   21
    When Insurance Coverage Takes Effect ..............................   21
    Ownership Rights ..................................................   22
    Policy Split Option ...............................................   24
    Canceling a Policy ................................................   25
Premiums ..............................................................   26
    Initial Premium ...................................................   26
    Additional Premiums ...............................................   27
    Allocating Premiums ...............................................   27
Policy Values .........................................................   29
    Cash Value ........................................................   29
    Net Surrender Value ...............................................   29
    Subaccount Value ..................................................   29
    Subaccount Unit Value .............................................   29
    Fixed Account Value ...............................................   30
Transfers .............................................................   30
    General ...........................................................   30
    Standard Fixed Account Transfers ..................................   32
    Conversion Rights .................................................   32
    Standard Dollar Cost Averaging ....................................   32
    Fixed DCA Account .................................................   33
    Asset Rebalancing Program .........................................   34
    Third Party Asset Allocation Services .............................   35
Charges and Deductions ................................................   35
    Premium Deductions ................................................   36
    Monthly Deduction .................................................   36
    Daily Charge ......................................................   37
    Surrender Charge ..................................................   39
    Transfer Charge ...................................................   39
    Portfolio Expenses ................................................   39
    Guaranteed Minimum Death Benefit Rider Charge .....................   40
Death Benefit .........................................................   40
    Death Benefit Proceeds ............................................   40
    Death Benefit .....................................................   40
    Effects of Partial Withdrawals on the Death Benefit ...............   41

                   This Policy is not available in all states

    Guaranteed Minimum Death Benefit Rider ............................   41
    Changing the Specified Amount .....................................   42
    Payment Options ...................................................   42
Surrenders and Partial Withdrawals ....................................   42
    Surrenders ........................................................   42
    Partial Withdrawals ...............................................   42
Loans .................................................................   43
    General ...........................................................   43
    Interest Rate Charged .............................................   44
    Loan Reserve Interest Rate Credited ...............................   45
    Preferred Loans ...................................................   45
    Effect of Policy Loans ............................................   45
Policy Lapse and Reinstatement ........................................   46
    Lapse .............................................................   46
    Reinstatement .....................................................   46
Federal Income Tax Considerations .....................................   47
    Tax Status of the Policy ..........................................   47
    Tax Treatment of Policy Benefits ..................................   48
Other Policy Information ..............................................   50
    Our Right to Contest the Policy ...................................   50
    Suicide Exclusion .................................................   50
    Misstatement of Age or Gender .....................................   50
    Modifying the Policy ..............................................   50
    Benefits at Maturity ..............................................   51
    Payments We Make ..................................................   51
    Reports to Owners .................................................   52
    Records ...........................................................   52
    Policy Termination ................................................   52
IMSA ..................................................................   52
Performance Data ......................................................   52
    Rates of Return ...................................................   52
    Hypothetical Illustrations Based on Adjusted Portfolio Performance    53
    Other Performance Data in Advertising Sales Literature ............   64
    PFL's Published Ratings ...........................................   64
Additional Information ................................................   65
    Sale of the Policies ..............................................   65
    Legal Matters .....................................................   65
    Legal Proceedings .................................................   65
    Variations in Policy Provisions ...................................   65
    Year 2000 Readiness Disclosure ....................................   65
    Experts ...........................................................   66
    Financial Statements ..............................................   66
    Additional Information about PFL ..................................   66
    PFL's Executive Directors and Officers ............................   67
    Additional Information about the Separate Account .................   68
Appendix A -- Illustrations ...........................................   69
Appendix B -- Wealth Indices of Investments in the U.S. Capital Market    75
Appendix C -- Surrender Charge Table ..................................   77
Index to Financial Statements .........................................   79
    PFL Life Insurance Company ........................................   80

GLOSSARY
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 accounts           The options to which you can allocate your money. The
                    accounts include the standard fixed account, the fixed DCA account and the subaccounts in the separate account.
                    ------------------------------------------------------------
 age                The age of the person insured on his or her last birthday
                    before the Policy date, plus the number of completed years since the Policy date.
                    ------------------------------------------------------------
 beneficiary(ies)   The person or persons you select to receive the death
                    benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.
                    ------------------------------------------------------------
 cash value         The sum of your Policy's value in the subaccounts and the
                    fixed account options. If there is a Policy loan
                    outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.
                    ------------------------------------------------------------
 daily charge       The amount we deduct each valuation date from assets in the subaccounts as part of the calculation of the unit value for each subaccount.
                    ------------------------------------------------------------
 death benefit      The amount we will pay to the beneficiary on the insured's
 proceeds           (or surviving insured's) death. We will reduce the death
                    benefit proceeds by the amount of any outstanding loan
                    amount (including any interest you owe on the Policy
                    loan(s)), and plus any due and unpaid monthly deductions.
                    ------------------------------------------------------------
 fixed account      A set of options to which you may allocate premiums and cash
 options            value. We guarantee that any amounts you allocate to the
                    fixed account options will earn interest at a declared rate.
                    The fixed account options are the standard fixed account and the fixed dollar cost averaging account ("fixed DCA
                    account").
                    ------------------------------------------------------------
 free look period   The period during which you may return the Policy and
                    receive a refund as described in this prospectus. The length of the free look period varies by state. The free look
                    period is listed in the Policy.
                    ------------------------------------------------------------
 funds              Investment companies which are registered with the U.S.
                    Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                    subaccounts.
                    ------------------------------------------------------------
 in force           While coverage under the Policy is active and the insured's life remains insured.
                    ------------------------------------------------------------
 initial premium    The amount you must pay before insurance coverage begins
                    under this Policy. The initial premium is shown on the
                    schedule page of your Policy.
                    ------------------------------------------------------------
 insured(s)         The person or persons whose lives are insured by this
 (joint insureds)   Policy.
                    ------------------------------------------------------------
 Joint Policy       A Policy that pays the death benefit to the beneficiary on the death of the last-to-die of the two named insureds.
                    ------------------------------------------------------------
 lapse              When life insurance coverage ends because you do not have
                    enough cash value in the Policy to pay the monthly
                    deduction, the surrender charge and any outstanding loan
                    amount (including any interest you owe on the Policy
                    loan(s)), and you have not made a sufficient payment by the end of a grace period. The Policy will not lapse if you have purchased the Guaranteed Minimum Death Benefit rider and the rider is in effect.
                    ------------------------------------------------------------
loan amount         The total amount of all outstanding Policy loans, including both principal and interest due.
                    ------------------------------------------------------------
loan reserve        A part of the general account to which amounts are
                    transferred as collateral for Policy loans.
                    ------------------------------------------------------------
 maturity date      The Policy anniversary nearest the insured's (or younger
                    joint insured's) 100th birthday, if the insured (or either joint insured) is living and the Policy is still in force.
                    It is the date when life insurance coverage under this
                    Policy ends. You may continue coverage, at your option,
                    under the Policy's extended maturity date benefit provision.
                    ------------------------------------------------------------
 monthly            The same date each month as the Policy date. If there is no
 anniversary or     valuation date in the calendar month that coincides with the
 Monthiversary      Policy date, the Monthiversary is the next valuation date.
                    ------------------------------------------------------------
 monthly  Policy    The charge deducted from the cash value (less the loan
 charge             amount) on each Monthiversary.
                    ------------------------------------------------------------
 net surrender      The amount we will pay you if you surrender the Policy while
 value              it is in force. The net surrender value on the date you
                    surrender is equal to: the cash value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on Policy loan(s)).
                    ------------------------------------------------------------
 office             Our administrative office and mailing address is P.O. Box
                    3183, Cedar Rapids, Iowa 52406-3183. Our street address is
                    4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. Our
                    phone number is 1-800-525-6205.
                    ------------------------------------------------------------
 Policy date        The date when our underwriting process is complete, full
                    life insurance coverage goes into effect, we issue the
                    Policy, and we begin to deduct the monthly Policy charge.
                    The Policy date is shown on the schedule page of your
                    Policy. It is also the date when, depending on your state of residence, we allocate your premium either to the
                    reallocation account or to the subaccounts and fixed account options you selected on your application. We measure Policy months, years, and anniversaries from the Policy date.
                    ------------------------------------------------------------
 portfolio          One of the separate investment portfolios of a fund.
                    ------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan
                    repayments.
                    ------------------------------------------------------------
 reallocation       The standard fixed account.
 account
                    ------------------------------------------------------------
 reallocation date  The date shown on the schedule page of your Policy when we reallocate any premium (plus interest) held in the
                    reallocation account to the subaccounts and fixed account
                    options you selected on your application. We place your
                    premium in the reallocation account only if your state
                    requires us to return the full premium in the event you
                    exercise your free look right. In all other states, the
                    reallocation date is the Policy date.
                    ------------------------------------------------------------
 separate           The Legacy Builder Variable Life Separate Account. It is a
 account            separate investment account that is divided into
                    subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we may issue.
                    ------------------------------------------------------------
 specified amount   The death benefit under the Policy, as shown on the Policy schedule page. The specified amount varies by the insured's
                    (or joint insureds') age, gender and rate class. Any partial withdrawal proportionately decreases the specified amount.
                    ------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests
                    exclusively in shares of one investment portfolio of a fund.
                    ------------------------------------------------------------
 surrender          If, during the first nine Policy years, you fully surrender
 charge             the Policy, we will deduct a surrender charge from the cash value.
                    ------------------------------------------------------------
 surviving insured  The joint insured who remains alive after the other joint insured has died.
                    ------------------------------------------------------------
 termination        When the insured's (or either of the joint insured's) life is no longer insured under the Policy.
                    ------------------------------------------------------------
 valuation date     Each day the New York Stock Exchange is open for trading.
                    PFL is open for business whenever the New York Stock
                    Exchange is open.
                    ------------------------------------------------------------
 valuation          The period of time over which we determine the change in the
 period             value of the subaccounts in order to price accumulation
                    units and annuity units. Each valuation period begins at the close of normal trading on the New York Stock Exchange
                    (currently 4:00 p.m. Eastern time on each valuation date)
                    and ends at the close of normal trading of the New York
                    Stock Exchange on the next valuation date.
                    ------------------------------------------------------------
 we, us, our        PFL Life Insurance Company.
 (PFL)
                    ------------------------------------------------------------
 written notice     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                    complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                    ------------------------------------------------------------
you, your           The person(s) who owns the Policy, and who may exercise all
(owner(s) or        rights under the Policy while the insured (or either or both
policyowner(s))     joint insureds) are living. If two owners are named, the
                    Policy will be owned jointly and the consent of
                    policyowner(s)) each owner will be required to exercise
                    ownership rights.
                    ------------------------------------------------------------

POLICY SUMMARY                                         PFL LEGACY BUILDER II(SM)
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     The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

THE POLICY IN GENERAL

     The Legacy Builder II(SM) is a modified single premium variable life insurance policy. You may purchase it either as a single life or a Joint Policy. A Joint Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy.

     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for the insured(s) named in the Policy. However, purchasing this Policy involves certain risks. (See Risk Summary, p. 9.) You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on some of the Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

o If the insured (or joint insureds) qualifies for simplified underwriting, conditional life insurance coverage begins as soon as you complete an application and pay an initial premium of at least $20,000. Once we determine that the insured (or joint insureds) meets our underwriting requirements, full insurance coverage begins and we will issue your Policy and begin to deduct monthly and daily insurance charges from your premium. This date is the Policy date. On that date, we will allocate your premium to either the reallocation account or to the subaccounts and fixed account options, depending on the state in which you live.
o If the insured qualifies for simplified underwriting, the maximum premium you can pay at the time of your application is:

               --  $50,000 (for ages 35-49)
               --  $100,000 (for ages 50-80)

     Other limits apply for Joint Policies and Policies with full underwriting.

o Once we deliver your Policy, the FREE LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on your state of residence, we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date. See Reallocation Account,
     p. 28.
o    We will accept additional premiums only in certain limited circumstances.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN SUBACCOUNTS AND/OR FIXED ACCOUNT OPTIONS

o    From the initial premium: None

o    From additional premiums: None

INVESTMENT OPTIONS

     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the Legacy Builder Variable Life Separate Account. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The portfolios available to you are:

AIM VARIABLE INSURANCE FUNDS, INC.       OPPENHEIMER VARIABLE ACCOUNT FUNDS
[ ] AIM V.I. Capital Appreciation Fund     [ ] Oppenheimer Capital Appreciation Fund
[ ] AIM V.I. Government Securities Fund    [ ] Oppenheimer Global Securities Fund
[ ] AIM V.I. Growth and Income Fund        [ ] Oppenheimer High Income Fund
[ ] AIM V.I. Value Fund                    [ ] Oppenheimer Main Street Growth & Income
                                                 Fund
DREYFUS STOCK INDEX FUND                   [ ] Oppenheimer Strategic Bond Fund

DREYFUS VARIABLE INVESTMENT FUND         WRL SERIES FUND, INC.
[ ] Dreyfus -- Money Market Portfolio
[ ] Dreyfus -- Small Company Stock         [ ] WRL VKAM Emerging Growth
      Portfolio                            [ ] WRL Janus Global
                                           [ ] WRL Janus Growth

MFS VARIABLE INSURANCE TRUST
[ ] MFS Emerging Growth Series
[ ] MFS Research Series
[ ] MFS Total Return Series
[ ] MFS Utilities Series

     FIXED ACCOUNT OPTIONS. You may also direct the money in your Policy to the fixed account options -- the standard fixed account option and the fixed dollar cost averaging ("fixed DCA") account option. Money you place in the standard fixed account option will earn interest at current interest rates declared from time to time. The interest rate will equal at least 3.0%.

     At the time you purchase the Policy, you may place the entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at an annual rate of at least 3.0%. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice.

CASH VALUE

o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account options. If there is a loan outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.
o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account options, the charges deducted and any other Policy transactions (such as transfers, withdrawals, and Policy loans).
o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly Policy charge(s), the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)). The Policy will not lapse if you have purchased the Guaranteed Minimum Death Benefit rider and the rider is in effect.

TRANSFERS

o You can transfer cash value among the subaccounts and the standard fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
o    You may make transfers by telephone or by fax.
o    Policy loans reduce the amount of cash value available for transfers.
o    Dollar cost averaging and asset rebalancing programs are available.
o You may make one transfer per Policy year from the standard fixed account and we must receive your request within 30 days after a Policy anniversary, unless you select dollar cost averaging from the standard fixed account. The amount of your transfer cannot be more than the greater of:
     ->   25% of the value in the standard fixed account; or
     -> the amount transferred from the standard fixed account in the prior Policy year.

CHARGES AND DEDUCTIONS

o Monthly Policy charge: Deducted from your cash value (reduced by the loan amount) on the Policy date and on each Monthiversary. The monthly Policy charge pays for Policy administrative expenses and the cost of providing death benefits under the Policy. The monthly Policy charge will vary with the gender of the insured(s), the number of insureds, and the number of Policy years you have owned the Policy.
o Daily charge: Deducted from the unit value of each subaccount, at an annual rate equal to 0.50%, on each valuation date.
o Cost of insurance charge: We reserve the right to charge a maximum monthly cost of insurance charge. See Cost of Insurance Charge p. 38. We do not currently assess a cost of insurance charge. If, in the future, we assess a cost of insurance charge, then we will waive the surrender charge.
o Surrender charge: Deducted when a full surrender occurs during the first nine Policy years. We deduct a declining surrender charge of up to 9.75% of your initial premium if you surrender your Policy or if your Policy lapses during the first nine Policy years.

o    Transfer fee: We deduct $10 for each transfer in excess of 12 per Policy year.
o Portfolio expenses: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These charges range from 0.26% to 1.01% annually, depending on the portfolio. See Portfolio Annual Expense Table p. 13. See also the fund prospectuses.
o Rider charges: If you select the Guaranteed Minimum Death Benefit rider at application, we will deduct a charge from your cash value (less any outstanding Policy loan) each month equal to:
     ->    .02% MULTIPLIED BY the total subaccount values; PLUS
     ->    .02% MULTIPLIED BY the fixed account value.

LOANS

o You may take a loan against the Policy for amounts up to 90% of the cash value, less any surrender charge and any outstanding loan amount.
o    The minimum loan amount is generally $500.
o You may request a loan by calling us or by writing or faxing us written instructions.
o We currently charge 6.0% interest annually, payable in arrears, on any outstanding loan amount; a lower rate applies to any preferred loans.
o We currently permit preferred loans to be taken anytime. You may borrow an amount equal to the cash value less total premiums paid, less any outstanding loan amount. We currently charge a 3.0% preferred loan rate. THIS RATE IS NOT GUARANTEED.
o To secure the loan, we transfer a portion of your cash value to a loan reserve account, which is part of our general account. You will earn at least 3.0% interest on amounts in the loan reserve account.
o Federal income taxes and a penalty tax may apply to loans you make against the Policy.
o If you take a loan, we will terminate any Guaranteed Minimum Death Benefit rider.
o    There are risks involved in taking a Policy loan. See Risk Summary, p. 9.

DEATH BENEFIT

o    So long as the Policy does not lapse, the death benefit is the greater of:
     ->  the current specified amount; or
     -> the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the specified percentage shown on page 41 of this prospectus.
o We will reduce the death benefit proceeds by the amount of any outstanding Policy loans (including any interest you owe on Policy loan(s)), and any due and unpaid charges.
o    We determine your Policy's specified amount based on:
     ->  the initial premium you pay; and
     ->  the insured's (or joint insureds') age, gender and rate class.
o    You may not increase or decrease the specified amount.
o    The death benefit should be income tax free to the beneficiary.

o The death benefit is available in a lump sum or a variety of payout options.
o If you purchase the GUARANTEED MINIMUM DEATH BENEFIT RIDER and the rider is in effect, and if the net surrender value on any Monthiversary is not sufficient to cover the monthly Policy charge, then insurance coverage will be provided under this rider and no grace period will begin, so long as no Policy loans have been taken under the Policy. If a death benefit is payable under the provisions of this rider, then PFL guarantees to provide a death benefit as follows:
          (1) During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the greater of:
               o    the current specified amount; or
               o the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the specified percentage shown on page 41.
          (2) After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.
          (3)  The minimum death benefit will never be less than $1,000.
     If you take a Policy loan, the Guaranteed Minimum Death Benefit rider will terminate and your Policy could lapse.
o A partial withdrawal will reduce the specified amount by the amount of the withdrawal multiplied by the ratio of the initial specified amount to the initial premium.

PARTIAL WITHDRAWALS AND SURRENDERS

o You can take one withdrawal of cash value every 12 months after the first Policy year.
o    We do not assess any charges for partial withdrawals.
o The amount of the withdrawal is limited to your Policy's earnings which we compute as:
          the cash value, MINUS any outstanding Policy loans, MINUS any interest you owe on Policy loans, and MINUS total premiums paid.
o A partial withdrawal reduces the current specified amount (the minimum death benefit) by:
                    Amount of withdrawal   X   initial specified amount
                                               ------------------------
                                                   initial premium
o A partial withdrawal does not void a Guaranteed Minimum Death Benefit rider, but it reduces the death benefit we would pay, as described above.
o You cannot take a partial withdrawal if it will reduce the specified amount below $1,000.
o Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.
o You may fully surrender the Policy at any time before the insured's (or surviving insured's) death or the maturity date. You will receive the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding, and minus any interest you owe on Policy loans). The surrender charge will apply during the first nine Policy years.

RISK SUMMARY
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 INVESTMENT         If you direct us to invest your cash value in one or more
 RISK subaccounts, you will be subject to the risk that investment performance will be unfavorable and that the cash value of your Policy will decrease. If you select the fixed account options, you are credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%. Because charges continue to be deducted from cash value, if withdrawals, loans and monthly deductions have reduced your net surrender value to too low an amount, and/or if investment experience of your selected subaccounts is not sufficiently favorable, and/or interest rates credited to the fixed account are too low, then the net surrender value of your Policy may fall to zero. In that case, if the Guaranteed Minimum Death Benefit rider is not in effect, the Policy will lapse without value and insurance coverage will no longer be in effect after 61 days, unless you make an additional payment sufficient to prevent a lapse. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial period of time, you may be able to draw upon cash value, through partial withdrawals and Policy loans.
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 RISK OF LAPSE      Certain circumstances will cause your Policy to enter a
                    61-day grace period, during which you must make a sufficient payment to keep your Policy in force. If the net surrender value of your Policy (that is, the cash value, minus the surrender charge and minus outstanding loan amounts) is too low to pay a monthly Policy charge, loan charges and any rider fees when due, and if the Guaranteed Minimum Death Benefit rider is not in effect, then the Policy will be in default and a grace period will begin. There is the risk that if withdrawals, loans and monthly deductions reduce your net surrender value to too low an amount and/or if the investment experience of your selected subaccounts is not sufficiently favorable and/or if interest rates credited to the fixed account are too low, then the net surrender value of your Policy may fall to zero and the Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If we do not receive a sufficient payment before the grace period ends, your Policy will end without value, insurance coverage will no longer be in effect, and you will receive no benefits. Adverse tax consequences may result.

                    You may not reinstate your Policy after it has lapsed unless you completed the Policy application and had your Policy delivered to you in a state which permits reinstatement.
                    If so, then you may reinstate this Policy within five years after it has lapsed if the insured (or joint insureds) meets the insurability requirements and you pay the amount we require.
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                                       9

 TAX RISKS          It is reasonable to conclude that the Policy will be deemed
 (INCOME TAX        a life insurance Policy under federal tax law, so that the
 AND MEC)           death benefit paid to the beneficiary will not be subject to federal income tax. However, the Policy has certain in-
                    novative features that are not addressed in existing legal interpretations and there is, therefore, some risk that the
                    Policy might not be deemed a life insurance policy under
                    federal tax law. If the Policy is not so treated, annual
                    increases in the Policy's cash value will be subject to
                    federal income tax each year. Even if the Policy is treated as a life insurance policy under the federal tax laws, the
                    Policy will, in most situations, be treated as a modified
                    endowment contract ("MEC") under those laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent of its
                    earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans
                    taken before you reach age 59 1/2. If a Policy is treated as a life insurance policy and is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy, and amounts in
                    excess of your investment in the Policy, while subject to
                    tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for
                    assistance in all tax matters involving your Policy.
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 LIMITS ON          The Policy permits you to take only one partial withdrawal
 PARTIAL            in any 12-month period, after the first Policy year has been
 WITHDRAWALS        completed. The amount you may withdraw is limited to
                    earnings. We calculate earnings as cash value, reduced by any outstanding loan amount (including any interest due on Policy loans) and any premiums paid.

                    A partial withdrawal will reduce the specified amount (and the minimum death benefit under the Guaranteed Minimum Death Benefit rider) by:

                            Amount of withdrawal   X   initial specified amount
                                                       ------------------------
                                                           initial premium

                    This reduction may be significant. However, in no event will any withdrawal reduce the minimum death benefit under the Guaranteed Minimum Death Benefit rider below $1,000.

                    Federal income taxes and a tax penalty may apply to partial withdrawals and surrenders.
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 LOAN RISKS         A Policy loan, whether or not repaid, will  affect cash
                    value over time because we subtract the amount of the loan from the subaccounts and fixed account options and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive the current interest rates credited to the fixed account options.

                    The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                    We also charge interest on Policy loans at a rate of 6.0% payable in arrears. Interest is added to the amount of the loan to be repaid.

                    A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans. A Policy loan will terminate the Guaranteed Minimum Death Benefit rider.

                    A Policy loan could make it more likely that a Policy would lapse. There is a risk if the loan reduces your net
                    surrender value to too low an amount and investment
                    experience is unfavorable, that the Policy will lapse,
                    resulting in adverse tax consequences. You will have a
                    61-day grace period to submit a sufficient payment to avoid the Policy's termination without value and the end of
                    insurance coverage. As mentioned in "Risk of Lapse" on p. 9, you may only reinstate your Policy if your Policy was
                    delivered to you in a state which permits reinstatement.
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EFFECTS OF THE      The surrender charge under this Policy will reduce your cash
SURRENDER           value if you surrender your Policy in the first nine Policy
CHARGE              years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                    Even if you do not ask to surrender your Policy, the surrender charge plays a role in determining whether your Policy will lapse. Net surrender value (that is, cash value minus the surrender charge and outstanding loans) is the measure we use each month to determine whether your Policy will remain in force or will lapse.
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--------------------------------------------------------------------------------

COMPARISON          Like fixed benefit life insurance, the Policy offers a death
WITH OTHER          benefit and provides a cash value, loan privileges and  a
INSURANCE           value on surrender. However, the Policy differs from a fixed
POLICIES            benefit policy because it allows you to place your premium in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment experience of your selected subaccounts.

                    As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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                                       11

ILLUSTRATIONS       The hypothetical illustrations in this prospectus are used in connection with the purchase of a Policy and are based on hypothetical rates of return. These rates are not
                    guaranteed, and are provided only to illustrate how the
                    specified amount, Policy charges and hypothetical rates of return affect death benefit levels, cash value and net
                    surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by
                    Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be
                    considered to represent past or future performance. It is
                    almost certain that actual rates of return may be higher or lower than those illustrated, so that the values under
                    your Policy will be different from those in the
                    illustrations.
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                                       12

PORTFOLIO ANNUAL EXPENSE TABLE
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This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES

(As a percentage of average portfolio assets AFTER fee waivers and expense reimbursements)

                                                                                      TOTAL
                                            MANAGEMENT         OTHER EXPENSES         ANNUAL
  PORTFOLIO                                    FEES        (AFTER REIMBURSEMENT)     EXPENSES
  ---------                                 ----------     ---------------------     --------
 AIM V.I. Capital Appreciation Fund           0.62%               0.05%               0.67%
 AIM V.I. Government Securities Fund          0.50%               0.26%               0.76%
 AIM V.I. Growth and Income Fund              0.61%               0.04%               0.65%
 AIM V.I. Value Fund                          0.61%               0.05%               0.66%
 Dreyfus Stock Index Fund                     0.25%               0.01%               0.26%
 Dreyfus -- Money Market Portfolio            0.50%               0.06%               0.56%
 Dreyfus -- Small Company Stock
  Portfolio                                   0.75%               0.23%               0.98%
 MFS Emerging Growth Series(1)                0.75%               0.10%               0.85%
 MFS Research Series(1)                       0.75%               0.11%               0.86%
 MFS Total Return Series(1)                   0.75%               0.16%               0.91%
 MFS Utilities Series(1)                      0.75%               0.26%               1.01%
 Oppenheimer Capital Appreciation Fund        0.72%               0.03%               0.75%
 Oppenheimer Global Securities Fund           0.68%               0.06%               0.74%
 Oppenheimer High Income Fund                 0.74%               0.04%               0.78%
 Oppenheimer Main Street Growth
  & Income Fund                               0.74%               0.05%               0.79%
 Oppenheimer Strategic Bond Fund              0.74%               0.06%               0.80%
 WRL VKAM Emerging Growth(2)                  0.80%               0.09%               0.89%
 WRL Janus Global(2)(3)                       0.80%               0.15%               0.95%
 WRL Janus Growth(2)(4)                       0.78%               0.05%               0.83%

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(2) Effective January 1, 1997, the Board of the WRL Series Fund, Inc. authorized the fund to charge each portfolio of the fund, including WRL VKAM Emerging Growth, WRL Janus Growth, and WRL Janus Global, an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2000. You will receive advance written notice if a Rule 12b-1 fee is deducted. See the WRL Series Fund, Inc.'s prospectus for more details.

(3) WRL Janus Growth's advisory fee reflects 0.80% of the average daily net assets for the period prior to May 1, 1998, and 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998. WRL Investment Management, Inc. ("WRL Management") currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

(4) For WRL Janus Global, WRL Management will waive 0.025% of its advisory fee once portfolio average daily net assets reach $2 billion (net fee -- 0.775%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

     The purpose of the preceding table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 1998. Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.

PFL AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

PFL LIFE INSURANCE COMPANY

     PFL Life Insurance Company is the insurance company issuing the Policy. PFL was incorporated under Iowa law on April 19, 1961. PFL established the separate account to support the investment options under this Policy and under other variable life insurance policies PFL may issue. PFL's general account supports the fixed account options under the Policy. PFL intends to sell this Policy in all states in which it is licensed.

THE FIXED ACCOUNT OPTIONS

     The fixed account is part of PFL's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, PFL has sole discretion over the investment of the fixed account's assets. PFL bears the full investment risk for all amounts contributed to the fixed account. PFL guarantees that the amounts allocated to the fixed account options will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates. If you allocate your initial premium to the fixed account options, then we will credit interest from the date we receive the premium.

     THE STANDARD FIXED ACCOUNT. Money you place into the standard fixed account option will earn interest compounded daily at a current interest rate in effect at the time of your allocation. The interest rate is guaranteed never to be less than 3.0% per year. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the standard fixed account.

     We allocate amounts from the standard fixed account for partial withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED DCA ACCOUNT. At the time you purchase the Policy, you may place your entire initial premium into the fixed DCA account. Money you place into the fixed DCA account will earn interest at an annual rate of at least 3.0%. We may declare current interest rates from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice. See Fixed DCA Account, p. 33.

     THE FIXED ACCOUNT OPTIONS HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT OPTIONS.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. The subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE PORTFOLIOS

     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of a portfolio will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You should read the fund prospectuses carefully.


                          INVESTMENT MANAGER/
PORTFOLIO                 SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                 -----------                        --------------------
AIM V.I.           ->     A I M Advisors, Inc.         ->    Seeks capital appreciation through
CAPITAL                                                      investments in common stocks, with
APPRECIATION                                                 emphasis on medium-sized and
FUND                                                         smaller emerging growth companies.

AIM V.I.           ->     A I M Advisors, Inc.         ->    Seeks to achieve a high level of
GOVERNMENT                                                   current income consistent with
SECURITIES                                                   reasonable concern for safety of
FUND                                                         principal by investing in debt
                                                             securities issued, guaranteed or
                                                             otherwise backed by the United States
                                                             Government.

AIM V.I.           ->     A I M Advisors, Inc.         ->    Seeks  growth of capital, with current
GROWTH AND                                                   income as a secondary objective.
INCOME FUND

AIM V.I.           ->    A I M Advisors, Inc.         ->     Seeks to achieve long-term growth of
VALUE FUND                                                   capital by investing primarily in equity
                                                             securities judged by AIM to be undervalued
                                                             relative to the current or projected earnings
                                                             of the companies issuing the securities, or
                                                             relative to current market values of assets
                                                             owned by the companies issuing the securities
                                                             or relative to the equity markets generally.
                                                             Income is a secondary objective.

DREYFUS STOCK      ->    The Dreyfus Corporation      ->    Seeks to provide investment results that
INDEX FUND               and Mellon Equity                  correspond to the price and yield
                         Associates                         performance of publicly traded common
                                                            stocks in the aggregate, as represented
                                                            by the Standard & Poor's 500 Composite
                                                            Stock Price Index.

                            INVESTMENT MANAGER/
PORTFOLIO                   SUB-ADVISER                         INVESTMENT OBJECTIVE
---------                   -----------                         --------------------
DREYFUS --           ->    The Dreyfus                   ->     Seeks to provide as high a level of
MONEY MARKET               Corporation                          current income as is consistent with
PORTFOLIO                                                       the preservation of capital and the
                                                                maintenance of liquidity.

DREYFUS --           ->    The Dreyfus                   ->     Seeks to provide investment results
SMALL                      Corporation                          that are greater than the total return
COMPANY                                                         performance of publicly-traded
STOCK PORTFOLIO                                                 common stocks in the aggregate, as
                                                                represented by the Russell 2500/registered trademark/
                                                                Index.

MFS                  ->    Massachusetts Financial       ->     Seeks to provide long-term growth of
EMERGING                   Services Company                     capital.
GROWTH SERIES

MFS RESEARCH         ->    Massachusetts Financial       ->     Seeks to provide long-term growth of
SERIES                     Services Company                     capital and future income.

MFS TOTAL            ->    Massachusetts Financial       ->     Seeks to provide above-average
RETURN SERIES              Services Company                     income (compared to a portfolio
                                                                invested entirely in equity
                                                                securities) consistent with the
                                                                prudent employment of capital, and
                                                                secondarily to provide a reasonable
                                                                opportunity for growth of capital and
                                                                income.

MFS UTILITIES        ->    Massachusetts Financial       ->     Seeks capital growth and current
SERIES                     Services Company                     income (income above that available
                                                                from a portfolio invested entirely in
                                                                equity securities).

OPPENHEIMER          ->    OppenheimerFunds, Inc.        ->     Seeks to achieve capital appreciation
CAPITAL                                                         by investing in securities of well-
APPRECIATION                                                    known established companies.
FUND

OPPENHEIMER          ->    OppenheimerFunds, Inc.        ->     Portfolio seeks long-term capital
GLOBAL                                                          appreciation by investing a substantial
SECURITIES                                                      portion of its assets in securities of
FUND                                                            foreign issuers, "growth-type"
                                                                companies, cyclical industries and
                                                                special situations which are considered
                                                                to have appreciation possibilities,
                                                                but which may be considered to be
                                                                speculative.

                           INVESTMENT MANAGER/
PORTFOLIO                  SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                  -----------                        --------------------
OPPENHEIMER         ->    OppenheimerFunds, Inc.       ->     Seeks a high level of current income
HIGH INCOME                                                   from investment in high yield
FUND                                                          fixed-income securities. The
                                                              portfolio's investments include
                                                              unrated securities or high risk
                                                              securities in the lower rating
                                                              categories, commonly known as
                                                              "junk bonds," which are subject
                                                              to a greater risk of loss of
                                                              principal and nonpayment of
                                                              interest than higher- rated
                                                              securities.

OPPENHEIMER         ->    OppenheimerFunds, Inc.       ->     Seeks a high total return (which
MAIN STREET                                                   includes growth in the value of its
GROWTH &                                                      shares as well as current income)
INCOME FUND                                                   from equity and debt securities.

OPPENHEIMER         ->    OppenheimerFunds, Inc.       ->     Seeks a high level of current income
STRATEGIC BOND                                                principally derived from interest on
FUND                                                          debt securities and seeks to enhance
                                                              such income by writing covered call
                                                              options on debt securities.

WRL VKAM            ->    Van Kampen Asset             ->     Seeks capital appreciation by
EMERGING                  Management Inc.                     investing primarily in common stocks
GROWTH                                                        of small and medium-sized
                                                              companies.

WRL JANUS           ->    Janus Capital                ->     Seeks long-term growth of capital in a
GLOBAL                    Corporation                         manner consistent with the preserva-
                                                              tion of capital.

WRL JANUS           ->    Janus Capital                ->     Seeks growth of capital.
GROWTH                    Corporation


     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including PFL or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, PFL will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company), if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

PLEASE READ THE ATTACHED FUND PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.


OUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain policyowner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.


THE POLICY
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PURCHASING A POLICY

     To purchase a Policy, a prospective owner must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Please submit your applications to: PFL Life Insurance Company
                                         P.O. Box 3183
                                         Cedar Rapids, Iowa 52406-3183

     You may also fax your application to us at 319-297-8320 and send us your initial premium by wire transfer. See Initial Premium p. 26 for details.

     We determine the specified amount for a Policy based on the initial premium paid and other characteristics of the proposed insured (or joint insureds), such as age, gender and rate class. We base the minimum initial premium for your Policy on the guideline single premium established under federal tax laws given the age, gender and rate class of the insured (or joint insured). We currently require a minimum initial premium of $20,000.

     We use different underwriting standards (simplified, expanded) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. Generally, for simplified underwriting for a single life Policy we will issue a Policy only for an insured between the ages of 35 to 80; for a Joint Policy, the minimum age for both insureds is 45 and the difference between the joint insureds' ages cannot be greater than 20 years. The joint insureds must be spouses or expanded underwriting will be required. To issue a Policy for an insured (or joint insureds) between the ages of 18 to 34 and 81 to 90, we will use expanded underwriting. We reserve the right to reject an application for any reason permitted by law.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on the insured's (or each joint insured's) rate class. We currently place insureds (or each joint insured) into one of the following rate classes:

     o    select, non-tobacco use; and

     o    standard, tobacco use.

     We generally charge higher rates for insureds who use tobacco.


WHEN INSURANCE COVERAGE TAKES EFFECT

     Full insurance coverage under the Policy will take effect only if the insured (or joint insureds) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, you will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft sent to pay the initial premium is not honored when we first present it for payment.



 THE AMOUNT OF                  o    the specified amount applied for; or
 CONDITIONAL INSURANCE          o    $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all other
                                life insurance applications that the insured (or joint insureds) has in force or pending with us.


 CONDITIONAL LIFE               o    as soon as you complete an application and
 INSURANCE COVERAGE                  pay an initial premium of at least $20,000,
 BEGINS:                             if the insured (or joint insureds)
                                     qualifies for simplified underwriting; or
                                o    on the later of:
                                     ->   the date of your application; or
                                     ->   the date the insured (or joint
                                          insureds) completes all of the medical
                                          tests and examinations that we
                                          require,
                                if the insured (or joint insureds) does not qualify for simplified underwriting.

 CONDITIONAL LIFE INSURANCE     o    the date we determine the insured (or joint
 COVERAGE TERMINATES                 insureds) has satisfied our underwriting
 AUTOMATICALLY ON THE                requirements (the Policy date);
 EARLIEST OF:                   o    60 days from the date the application was
                                     completed;
                                o    the date we determine that any person
                                     proposed for insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and rate class shown in the application;
                                o    the date we modify the plan, amount, riders
                                     and/or the premium rate class shown in the application, or any supplemental agreements; or
                                o    the date we mail notice of the ending of
                                     coverage and we refund the initial premium to the applicant at the address shown on the application.


 SPECIAL LIMITATIONS OF THE     o    the conditional receipt will be void:
 CONDITIONAL RECEIPT:                ->    if not signed by an authorized agent
                                           of PFL;
                                     ->    in the event the application contains
                                           any fraud or material
                                           misrepresentation; or
                                     ->    if, on the date of the conditional
                                           receipt, the proposed insured (or
                                           joint insureds) is under 15 days of
                                           age or over 80 years of age.
                                o    the conditional receipt does not provide
                                     benefits for disability and accidental
                                     death benefits.
                                o    the conditional receipt does not provide
                                     benefits if any proposed insured (or joint insured) commits suicide. In this case, PFL's liability will be limited to return of the initial premium paid with the application.


     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured (or joint insureds) meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly and daily insurance charges from your initial premium. This date is the Policy date. On the Policy date, we will allocate your premium to the subaccounts and fixed account options you elected on your application, provided you live in a state that does not require a refund of full premium during the free look period. If your state requires us to return the full premium in the event you exercise your free look right, we will place your premium in the reallocation account until the reallocation date. See Reallocation Account, p. 28.

     On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values, p. 28.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured (or surviving insured) and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

 CHANGING THE                   o    Change the owner by providing written
 OWNER                               notice to us at any time while the insured
                                     (or surviving insured) is alive and the
                                     Policy is in force.
                                o    Change is effective as of the date that the
                                     written notice is signed.
                                o    Changing the owner does not automatically
                                     change the beneficiary.
                                o    Changing the owner may have tax
                                     consequences. You should consult a tax
                                     advisor before changing the owner.
                                o    We are not liable for payments we made
                                     before we received the written notice.


 CHOOSING THE                   o    The owner designates the beneficiary (the
 BENEFICIARY                         person to receive the death benefit when
                                     the insured or surviving insured dies) in the application.
                                o    If you designate more than one beneficiary,
                                     then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
                                o    If the beneficiary dies before the insured
                                     or surviving insured, then any contingent beneficiary becomes the beneficiary.
                                o    If both the beneficiary and contingent
                                     beneficiary die before the insured or
                                     surviving insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's or surviving insured's death.


 CHANGING THE                   o    Change the beneficiary by providing us with
 BENEFICIARY                         a written notice.
                                o    Change is effective as of the date the
                                     owner signs the written notice.
                                o    We are not liable for any payments we made
                                     before we received the written notice.

 ASSIGNING THE                  o    The owner may assign Policy rights while
 POLICY                              the insured (or either or both joint
                                     insureds) is alive.
                                o    The owner retains any ownership rights that
                                     are not assigned.
                                o    Assignee may not change the owner or the
                                     beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
                                o    Claim under any assignment are subject to
                                     proof of interest and the extent of the
                                     assignment.
                                o    We are not:
                                     ->    bound by any assignment unless we
                                           receive a written notice of the
                                           assignment;
                                     ->    responsible for the validity of any
                                           assignment;
                                     ->    liable for any payment we made before
                                           we received written notice of the
                                           assignment; or
                                     ->    any assignment which results in
                                           adverse tax consequences to the
                                           owner, insured(s) or
                                           beneficiary(ies).
                                o    Assigning the Policy may have tax
                                     consequences. You should consult a tax
                                     advisor before assigning the Policy.


POLICY SPLIT OPTION

     For a Joint Policy, as long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account life insurance policies, one on the life of each joint insured, if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

     o the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;
     o    the date of entry of a final decree of divorce of the joint insureds;
          or
     o written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

 CONDITIONS FOR EXERCISING      o    If more than one person owns the Policy,
 SPLIT OPTION:                       each owner must agree to the split.
                                o    The initial specified amount for each new
                                     policy cannot be more than 50% of the
                                     Policy's specified amount, excluding the face amount of any riders.
                                o    The new policies will be subject to our
                                     minimum and maximum specified amounts and issue ages for the plan of insurance you select.
                                o    You must obtain our approval before you can
                                     exercise the Split Option if one of the
                                     joint insureds is older than the new
                                     policy's maximum issue age when you request the Split Option.


     Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.

     We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the monthly anniversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

     Exercising the Split Option may result in a taxable event. Moreover, the new life insurance policies received if you exercise the Split Option may not be treated as life insurance policies for federal income tax purposes, or, if so treated, may be treated as MECs, even if the original Policy was not. (See Federal Income Tax Considerations, p. 47.) You should consult a tax advisor before exercising the Split Option.


CANCELING A POLICY

     You may cancel a Policy during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund, without interest, within seven days after we receive the returned Policy. The amount of the refund will be:

     o any monthly deductions or other charges we deducted from amounts allocated to the subaccounts and the fixed account options; PLUS

     o your cash value in the subaccounts and the fixed account options on the date we (or our agent) receive the returned Policy, except that the amount allocated to the fixed DCA account will be treated as if it had been allocated to the standard fixed account, except that the amount allocated to the fixed DCA account will be treated as if it had been allocated to the standard fixed account.

     If any state law prohibits the calculation above, we will refund, without interest, the total of all premiums paid for the Policy. See Allocating Premiums, p. 27.


PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INITIAL PREMIUM

     The initial premium for a given specified amount depends on a number of factors including the age, gender, and rate class of the proposed insured(s). FOR A GIVEN INITIAL PREMIUM, WE WILL SPECIFY THE EXACT SPECIFIED AMOUNT THAT YOU MUST PURCHASE. For a Joint Policy, we will provide the specified amount at the time of application based upon the specific ages, gender, and rate classes of the proposed joint insureds.

     We will accept initial premium payments by wire transfer and Policy applications by fax under the following conditions.

     o If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds to us. Please contact us at 1-800-525-6205 for complete wire instructions.
     o If you send your initial premium by wire transfer, you must, at the same time, send us your completed application by telephone facsimile transmission ("faxed application") to 319-297-8320, and send the original signed application to our administrative office.
     o If we accept your initial premium payment by wire transfer accompanied by your faxed application, we will allocate your premium on the Policy date (or reallocation date if you reside in a state that requires full refund of premium during the free look period) according to your instructions once we have received your application. See Reallocation Account, p. 28.
     o If you send your initial premium by wire transfer but do not send us your faxed application simultaneously, or if the application is incomplete, we will keep the initial premium for up to five business days. If we cannot obtain the faxed application or necessary information within five business days, we will return your initial premium to you, unless you allow us to keep it until we receive your faxed application or necessary information.
     o When we receive your original signed application and if the allocation instructions are different from those in the faxed application, then we will reallocate your cash value in accordance with the instructions on your original signed application on the first valuation date after we receive the original signed application.

     We currently require a minimum initial premium of $20,000. If you want to qualify for simplified underwriting, the maximum premium you can pay at the time of your application is $50,000 (for ages 35-49) and $100,000 (for ages 50-80). Other limits apply for Joint Policies and Policies with full underwriting. We reserve the right to modify these requirements and premium amounts at any time.

     TAX-FREE EXCHANGES ("1035 EXCHANGES"). We will accept as part of your initial premium money from one contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.


ADDITIONAL PREMIUMS

     You will have LIMITED FLEXIBILITY TO ADD ADDITIONAL PREMIUMS to the Policy since we require that the initial premium equal the maximum amount that can be applied to the Policy at issue. In general, you may not pay any additional premiums on the Policy for several years in order for the Policy to continue to qualify as a life insurance Policy as defined in federal tax laws and regulations. At the time the Policy allows for the payment of additional premiums, we reserve the right to limit or refund any premium if:

     o the amount is below our current minimum additional premium requirement;
     o the premium would increase the death benefit by more than the amount of the premium; or
     o accepting the premium would disqualify the Policy as a life insurance Policy as defined in federal tax laws and regulations.

     You may pay premiums by any method we deem acceptable. We will treat any payment you make as a loan repayment unless you clearly mark it as a premium payment.


ALLOCATING PREMIUMS

     When you apply for a Policy, you must instruct us to allocate your premium to one or more subaccounts of the separate account and to the fixed account options according to the following rules:

     o    allocation percentages must be in whole numbers;
     o if you select the fixed DCA account, you must put your entire initial premium into the fixed DCA account at the time of your application; and
     o if you select standard dollar cost averaging, you must put at least $5,000 into the Dreyfus -- Money Market subaccount.

     Generally, we will not allow you to pay additional premiums except in certain limited circumstances. If we do allow you to pay additional premiums, you may change the allocation instructions for such additional premium payments without charge by writing us or calling us at 1-800-525-6205. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. In the future, we may decide that the minimum amount you can allocate to a particular subaccount is 1.0% of each premium payment (currently not required).

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values, p. 28. below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should review periodically how your cash value is allocated among the subaccounts and the fixed account options because market conditions and your overall financial objectives may change.

     REALLOCATION ACCOUNT. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium on the Policy date to the reallocation account. While held in the reallocation account, your premium will earn interest at the current rates for the standard fixed account. The premium will remain in the reallocation account for the number of days in your state's free look period plus five days. This is the reallocation date. Please contact your agent for details concerning the free look period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the subaccounts and fixed account options you selected on the application. If you requested either fixed DCA or standard dollar cost averaging, we will reallocate the cash value to either the fixed DCA account or the Dreyfus -- Money Market subaccount respectively, on the reallocation date.

     For states which do not require full refund of the initial premium, the reallocation date is the same as the Policy date and we will allocate your initial premium on the Policy date to the subaccounts and the fixed account options in accordance with the instructions you gave us on your application.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 CASH VALUE                     o    serves as the starting point for
                                     calculating values under a Policy.
                                o    equals the sum of all values in each
                                     subaccount and the fixed account options.
                                o    is determined on the Policy date and on
                                     each valuation date.
                                o    has no guaranteed minimum amount and may be
                                     more or less than premiums paid.


NET SURRENDER VALUE

     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request.

 NET SURRENDER                  o    the cash value as of such date; MINUS
 VALUE ON ANY                   o    any surrender charge as of such date; MINUS
 VALUATION DATE                 o    any outstanding Policy loan(s); MINUS
 EQUALS:                        o    any interest you owe on any Policy loan(s).


SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF                  o    the initial units purchased at unit value
 UNITS IN ANY                        on the Policy date;  PLUS
 SUBACCOUNT ON                  o    units purchased with additional premium(s);
 ANY VALUATION                       PLUS
 DATE EQUALS:                   o    units purchased via transfers from another
                                     subaccount or  the fixed account; MINUS
                                o    units redeemed to pay for monthly
                                     deductions; MINUS
                                o    units redeemed to pay for partial
                                     withdrawals; MINUS
                                o    units redeemed as part of a transfer to
                                     another subaccount or the fixed account.


     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the unit value for that subaccount at the end of the valuation period.


SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.


 THE UNIT VALUE                 o    the total value of the portfolio shares
 OF ANY                              held in the subaccount, determined by
 SUBACCOUNT AT                       multiplying the number of portfolio shares
 THE END OF A                        owned by the subaccount by the portfolio's
 PERIOD VALUATION                    net asset value per share determined at the
 IS CALCULATED                       end of the valuation period; MINUS
 AS:                            o    a charge equal to the daily net assets of
                                     the subaccount multiplied by the daily
                                     equivalent of the daily charge;   MINUS
                                o    the accrued amount of reserve for any taxes
                                     or other economic burden resulting from
                                     applying tax laws that we determine to be properly attributable to the subaccount;
                                     AND THE RESULT DIVIDED BY
                                o    the number of outstanding units in the
                                     subaccount.


     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.


FIXED ACCOUNT VALUE

     On the Policy date, the fixed account value is equal to the premiums allocated to the fixed account, minus the portion of the first monthly deduction taken from the fixed account.

 THE FIXED ACCOUNT              o    the premium(s) allocated to the fixed
 VALUE AT THE END OF                 account; PLUS
 ANY VALUATION                  o    any amounts transferred from a subaccount
 PERIOD IS EQUAL TO:                 to the fixed account; PLUS
                                o    total interest credited to the fixed
                                     account; MINUS
                                o    amounts charged to pay for monthly
                                     deductions; MINUS
                                o    amounts withdrawn from the fixed account to
                                     pay for partial withdrawals; MINUS
                                o    amounts transferred from the fixed account
                                     to a subaccount.

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the
Policy:

     /checkmark/  You may make an unlimited number of transfers in a Policy year.
     /checkmark/  You may make one transfer from the fixed account per Policy year.
     /checkmark/  You may request transfers in writing (in a form we accept), by fax or by telephone.
     /checkmark/ There is no minimum amount that must be transferred. /checkmark/ There is no minimum amount that must remain in a subaccount after a transfer.
     /checkmark/  We deduct a $10 charge from the amount transferred for the
                  13th and each additional transfer in a Policy year. /checkmark/ We consider all transfers made in any one day to be a single transfer.
     /checkmark/  Transfers resulting from loans, conversion rights, standard and fixed dollar cost averaging, asset rebalancing, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.

     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the Dreyfus -- Money Market portfolio, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

     Your Policy as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-525-6205 or fax your instructions to 319-297-8320.

     Please note the following regarding telephone or fax transfers:

     -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.
     -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
     ->   We may also require written confirmation of your request.
     -> If you do not want the ability to make telephone transfers, you should notify us in writing.
     -> Telephone or fax requests must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     -> We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     ->   We may discontinue this option at any time.

     We will process any transfer request we receive before the NYSE closes (usually 4:00 p.m. Easterm time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.


STANDARD FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the standard fixed account unless you select standard dollar cost averaging from the standard fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer on the date we receive the written request. The maximum amount you may transfer is the greater of:

     ->   25% of the amount in the standard fixed account; or
     -> the amount you transferred from the standard fixed account in the immediately prior Policy year (excluding transfers from the fixed DCA account).


CONVERSION RIGHTS

     If within two years of your Policy date, you transfer all of your subaccount values to the standard fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.


STANDARD DOLLAR COST AVERAGING

     Standard dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when they are high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.

     Under standard dollar cost averaging, we automatically transfer a set dollar amount from the Dreyfus -- Money Market subaccount to one or more subaccounts that you choose. At the beginning of dollar cost averaging, you must choose the time period (12, 24 or 36 months) over which the entire amount will be transferred in equal monthly installments. We will make the transfers monthly as of the end of the valuation date starting on the first

Monthiversary after the Policy date or reallocation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.

 TO START STANDARD DOLLAR       ->    you must submit a completed form to us
 COST AVERAGING:                      requesting standard dollar cost averaging;
                                ->    you must have at least $5,000 in the
                                      Dreyfus - Money Market subaccount;
                                ->    the monthly amount transferred will be
                                      determined by dividing the total amount to be transferred by the number of months in the period chosen (12, 24 or 36 months);
                                      and
                                ->    interest accrued on the cash value in the
                                      Dreyfus Money Market subaccount during the term of dollar cost averaging will be tranferred in the last month of the standard dollar cost averaging term.


You may request standard dollar cost averaging to begin at any time. There is no charge for standard dollar cost averaging, except that you cannot begin standard dollar cost averaging if you have an active fixed DCA account. Transfers under standard dollar cost averaging do NOT count as transfers for purposes of the transfer charge.

 STANDARD DOLLAR COST           ->    we receive your request to cancel your
 AVERAGING WILL                       participation;
 TERMINATE IF:                  ->    the value in the Dreyfus - Money Market
                                      subaccount is depleted;
                                ->    you elect to participate in the asset
                                      rebalancing program; OR
                                ->    you elect to participate in any asset
                                      allocation services provided by a third
                                      party.


     We may modify, suspend, or discontinue standard dollar cost averaging at any time.


FIXED DCA ACCOUNT

     To be eligible for fixed dollar cost averaging, you must elect the fixed DCA account on your application and put your entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at rates we declare from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments with the first transfer starting on the first Monthiversary after the Policy date or reallocation date. Interest accrued on the initial premium will be transferred in the last month of the fixed DCA account term. Money in the fixed DCA account may be transferred entirely to other subaccounts or the standard fixed account after one month.

     There is no charge for participating in the fixed DCA account. Transfers from the fixed DCA account do NOT count as transfers for purposes of the transfer charge.

     We reserve the right to stop offering the fixed DCA account at any time for any reason. We may offer a higher 30-day interest rate guaranteed for one month. If you exercise your free look right and you reside in a state which requires us to return your premium, then we will return your initial full premium, but without any interest. But if you reside in a state which requires us to return cash value, then we will treat your initial premium as if it had been allocated to the standard fixed account.


 FIXED DOLLAR COST              o    we receive written notice from you
 AVERAGING WILL END IF:              instructing us to cancel the program;
                                o    you elect to participate in the asset
                                     rebalancing program; or
                                o    you elect to participate in any asset
                                     allocation services provided by a third
                                     party.


ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the standard fixed account, the standard dollar cost averaging program and the fixed DCA account are not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     To start asset rebalancing, you must submit a completed asset rebalancing request form to us before the maturity date. There is no charge for the asset rebalancing program. Reallocations under the asset rebalancing program do NOT count as transfers for purposes of the transfer charge.

 ASSET REBALANCING              ->    you elect to participate in the fixed DCA
 WILL CEASE IF:                       account;
                                ->    you elect to participate in the standard
                                      dollar cost averaging program;
                                ->    we receive your request to discontinue
                                      participation;
                                ->    you make ANY transfer to or from any
                                      subaccount other than under a scheduled
                                      rebalancing; or
                                ->    you elect to participate in any asset
                                      allocation services provided by a third
                                      party.


     You may start and stop participating in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.


THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed PFL agents for the sale of Policies. PFL DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH PFL FOR THE SALE OF POLICIES. PFL THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. PFL does not currently charge you any additional fees for providing these support services. PFL reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


 SERVICES AND                   o    the death benefit, cash and loan benefits;
 BENEFITS WE                    o    investment options, including premium
 PROVIDE:                            allocations;
                                o    administration of elective options;
                                o    the distribution of reports to owners.

 COSTS AND                      o    costs associated with processing and
 EXPENSES WE INCUR:                  underwriting applications;
                                o    expenses of issuing and administering the
                                     Policy (including any Policy riders);
                                o    overhead and other expenses for providing
                                     services and benefits, sales and marketing expenses; and
                                o    other costs of doing business, such as
                                     collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.


 RISKS WE ASSUME:               o    that the charges we deduct may be
                                     insufficient to meet our actual claims
                                     because insureds die sooner than we
                                     estimate; and
                                o    that the costs of providing the services
                                     and benefits under the Policies may exceed the charges we are allowed to deduct.


PREMIUM DEDUCTIONS

     We deduct no charges from premiums before allocating the premiums to the separate account and the fixed account options according to your instructions.


MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We subtract any outstanding loan amount from the cash value before calculating the charge. We deduct this charge from your Policy's value in each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (I.E., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction can vary monthly, the monthly deduction will also vary.

 THE MONTHLY DEDUCTION IS       o    the monthly Policy charge based on your
 EQUAL TO:                           Policy's separate account assets; PLUS
                                o    the monthly Policy charge based on your
                                     Policy's fixed account assets; PLUS
                                o    the monthly cost of insurance charge for
                                     the Policy, if any; PLUS
                                o    the monthly charge for any benefits
                                     provided by riders attached to the Policy
                                     (currently, only the Guaranteed Minimum
                                     Death Benefit rider).

                                     Monthly Policy Charge:

                                     o    Based on your Policy's separate
                                          account assets, this charge is equal
                                          to:
                                          ->    the separate account monthly
                                                deduction charge (see table
                                                below) divided by 12; MULTIPLIED
                                                BY
                                          ->    the sum of the Policy's
                                                subaccount values on the
                                                Monthiversary.
                                     o    Based on your Policy's fixed account
                                          assets, this charge is equal to:
                                          ->     the fixed account monthly
                                                 deduction charge (see table
                                                 below) divided by 12;
                                                 MULTIPLIED BY
                                          ->     the fixed account value on the
                                                 Monthiversary, minus any
                                                 outstanding Policy loan(s).
                                     o    This charge compensates us for
                                          administrative expenses such as
                                          recordkeeping, processing death
                                          benefit claims and Policy changes,
                                          mortality expenses and overhead costs.
                                     o    This charge varies for each Policy
                                          based on the Policy year, gender, and
                                          whether the Policy is issued on a
                                          single life or a joint and last
                                          survivor basis.


 DAILY CHARGE                        o    On each valuation date, we deduct a
                                          daily charge at the annual rate of
                                          0.50% from your Policy's assets in the
                                          subaccounts as part of the calculation
                                          of the unit value for each subaccount.
                                     o    This charge compensates us for certain
                                          mortality and expense risks we assume.

     The monthly Policy charge and the daily charge for single life and Joint Policies are as follows:



---------------------------------------------------------------------------------------------------
                                                  MALE/UNISEX                     FEMALE
 SINGLE LIFE POLICY                       ---------------------------------------------------------
                                          POLICY YEARS   POLICY YEARS   POLICY YEARS   POLICY YEARS
                                              1-10            11+           1-10           11+
---------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT   DAILY CHARGE
 CHARGES            (from unit value)          .50%           .50%           .50%           .50%
 (annual rate)      -------------------------------------------------------------------------------
                    MONTHLY
                    POLICY CHARGE
                    (as a % of separate
                    account assets)           2.00%          1.00%          1.85%           .85%
                    -------------------------------------------------------------------------------
                    TOTAL                     2.50%          1.50%          2.35%          1.35%
---------------------------------------------------------------------------------------------------
 FIXED ACCOUNT      MONTHLY
 CHARGES            POLICY CHARGE
 (annual rate)      (as a % of fixed
                    account assets)           2.00%          1.00%          1.85%           .85%
                    -------------------------------------------------------------------------------
                    TOTAL                     2.00%          1.00%          1.85%           .85%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 JOINT POLICY                                                          POLICY YEARS    POLICY YEARS
                                                                           1-10             11+
---------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT CHARGES     DAILY CHARGE (from unit value)                 .50%           .50%
 (annual rate)                ---------------------------------------------------------------------
                              MONTHLY POLICY CHARGE (as                     1.50%           .50%
                              a % of separate account assets)
                              ---------------------------------------------------------------------
                              TOTAL                                         2.00%          1.00%
---------------------------------------------------------------------------------------------------
 FIXED ACCOUNT CHARGES        MONTHLY POLICY CHARGE (as                     1.50%           .50%
 (annual rate)                a % of fixed account assets)
                              ---------------------------------------------------------------------
                              TOTAL                                         1.50%           .50%
---------------------------------------------------------------------------------------------------


     COST OF INSURANCE CHARGE. We reserve the right to assess a monthly cost of insurance charge based on the amount of risk for this Policy. The charge would depend on a number of variables (age, gender, rate class, specified amount, cash value) that would cause it to vary from Policy to Policy and from Monthiversary to Monthiversary. Currently, we do not assess this charge and we do not intend to assess this charge in the future, although we reserve the right to do so. Should we begin to assess this charge in the future, we will waive any surrender charge upon the surrender of this Policy. See Surrender Charge, p. 39.

     The GUARANTEED maximum monthly cost of insurance rates are based on the gender, age, plan of insurance, and risk class of the insured(s). These rates will not exceed those shown in your Policy's Table of Guaranteed Maximum Life Insurance Rates.

     We currently place insureds into standard (tobacco use) and select (non-tobacco use) rate classes. The GUARANTEED rates are based on the 1980 Commissioners' Standard Ordinary

Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO Tables"). Cost of insurance rates for an insured in a non-tobacco use class are less than or equal to rates for an insured of the same age and gender in a tobacco use class.

     The Policies are based on mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and rate class. We also offer Policies based on unisex mortality tables if required by state law.


SURRENDER CHARGE

     If you surrender your Policy during the first nine years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. The payment you receive is called the net surrender value. The surrender charge is 9.75% of the initial premium if you surrender your Policy before the end of the first Policy year and then declines gradually to 0% after the ninth Policy year. The rate at which the surrender charge declines depends on the insured's (or joint insureds') age, gender and whether you have purchased a single life or a Joint Policy. See Appendix C, Surrender Charge Table, for a schedule of the surrender charges by age, year, gender and Policy type.

     If we begin to assess a cost of insurance charge on Policies as noted above, we will waive all future surrender charges.


 TRANSFER CHARGE                o    We currently allow you to make 12 transfers
                                     each year free from charge.
                                o    We charge $10 for each additional transfer.
                                o    For purposes of assessing the transfer
                                     charge, all transfers made in one day,
                                     regardless of the number of subaccounts
                                     affected by the transfer, is considered a single transfer.
                                o    We deduct the transfer charge from the
                                     amount being transferred.
                                o    Transfers due to loans, exercise of
                                     conversion rights, dollar cost averaging, asset rebalancing and transfers from the fixed account do NOT count as transfers for purposes of assessing this charge.
                                o    We will not increase this charge.


PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These charges currently range from 0.26% to 1.01%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectuses.

 GUARANTEED MINIMUM             If you select the Guaranteed Minimum Death
 DEATH BENEFIT RIDER            Benefit rider at application, then we will
 CHARGE                         deduct from your Policy's cash value (less any
                                outstanding loan) a monthly charge on the Policy date and each Monthiversary thereafter. The monthly charge will be equal to:
                                o    0.02% MULTIPLIED BY the sum of your
                                     Policy's subaccount values, if any, on the valuation date of each Monthiversary; PLUS
                                o    0.02% MULTIPLIED BY your Policy's fixed
                                     account value on the valuation date of each monthly deduction.


DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on a Policy once we receive satisfactory proof of the insured's (or surviving insured's) death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured (or surviving insured) and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options, p. 42.


 DEATH BENEFIT                  o    the death benefit (described below); MINUS
 PROCEEDS EQUAL:                o    any past due monthly deductions if the
                                     insured (or surviving insured) dies during the grace period (see Policy Lapse and Reinstatement, p. 46); MINUS
                                o    any outstanding Policy loan on the date of
                                     death; MINUS
                                o    any interest you owe on Policy loan(s).


     If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's (or surviving insured's) death to the date we make payment.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's (or joint insured's) age or gender. See Our Right to Contest the Policy; and Misstatement of Age or Gender.


DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured (or surviving insured) dies. The death benefit is determined as of the date of the insured's (or the surviving insured's) death.

 THE DEATH BENEFIT              o    the current specified amount; or
 IS THE GREATER OF:             o    the product of: the Policy's cash value on
                                     the date of the insured's (or surviving
                                     insured's) death MULTIPLIED BY the
                                     specified percentage, called the
                                     "limitation percentage," shown below.


     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured (or younger joint insured) at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

                  AGE
           (YOUNGER INSURED,
           IF JOINT POLICY)                LIMITATION PERCENTAGE
           ----------------                ---------------------
              40 and under                          250%
                41 to 45           250% minus 7% for each age over age 40
                46 to 50           215% minus 6% for each age over age 45
                51 to 55           185% minus 7% for each age over age 50
                56 to 60           150% minus 4% for each age over age 55
                61 to 65           130% minus 2% for each age over age 60
                66 to 70           120% minus 1% for each age over age 65
                71 to 75           115% minus 2% for each age over age 70
                76 to 90                            105%
                91 to 94           105% minus 1% for each age over age 90
              95 and above                          100%


EFFECTS OF PARTIAL WITHDRAWALS ON THE DEATH BENEFIT

     A partial withdrawal will reduce the specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. For an example, see Partial Withdrawals, p. 42.


GUARANTEED MINIMUM DEATH BENEFIT RIDER

     If you purchase the Guaranteed Minimum Death Benefit rider at the time you apply for the Policy and the rider is in effect upon the insured's (or surviving insured's) date of death, we guarantee to provide a death benefit as follows:

     -> If the net surrender value on any Monthiversary is not sufficient to cover the monthly Policy charge on such day, then coverage will be provided as indicated below, and no grace period will begin, so long as no Policy loans have been taken under the Policy;

     -> If a death benefit is payable under the provisions of this rider, then PFL guarantees to provide a death benefit as follows:

          O During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the amount described under Death Benefit above;

          O After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.

          o However, in no event will the minimum death benefit ever be less than $1,000.


 THE GUARANTEED                 o    the date the Policy terminates;
 MINIMUM DEATH BENEFIT          o    the date any Policy loan is taken; or
 RIDER WILL TERMINATE ON        o    the Monthiversary on which this rider is
 THE EARLIEST OF:                    terminated by written request from the
                                     owner.


     This rider may only be purchased at the time you purchase the Policy. There is also a charge for this rider. See Guaranteed Minimum Death Benefit Rider Charge, p. 40.


CHANGING THE SPECIFIED AMOUNT

     You may not increase or decrease the specified amount on your Policy. However, a partial withdrawal will reduce the specified amount. If you need a higher specified amount, you must apply for a second policy.


PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request. None of these options vary with the investment performance of a separate account.


SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request. The insured (or surviving insured) must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first nine Policy years. See Surrender Charge, p. 39. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days unless you request other arrangements. A surrender may have tax consequences. See Federal Income Tax Considerations, p. 47.


PARTIAL WITHDRAWALS

     After the first Policy year, you may request a partial withdrawal of a portion of your cash value subject to certain conditions.

 PARTIAL                        ->   You must make your partial withdrawal
 WITHDRAWAL                          request to us in writing.
 CONDITIONS:                    ->   We will only allow one partial withdrawal
                                     during a 12-month period.
                                ->   The most you can request is the Policy's
                                     earnings. We calculate earnings as the cash value MINUS total outstanding loans, MINUS any interest you owe on the Policy loans, and MINUS total premiums paid.
                                ->   You may not take a partial withdrawal if it
                                     will reduce the specified amount below
                                     $1,000.
                                ->   You can specify the subaccount(s) and the
                                     standard fixed account from which to make the withdrawal. Otherwise we will deduct the amount from the Policy's value in the subaccounts and the standard fixed account in accordance with the current allocation instructions.
                                ->   We generally will pay a partial withdrawal
                                     request within seven days following the
                                     valuation date we receive the request.
                                ->   There is no charge for taking a partial
                                     withdrawal.
                                ->   A partial withdrawal may have tax
                                     consequences. See Federal Income Tax
                                     Considerations, p. 47.


     A partial withdrawal will reduce the cash value (and the initial premium payable under the Guaranteed Minimum Death Benefit rider) by the amount of the partial withdrawal and will reduce the specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. A partial withdrawal will also reduce the specified amount payable under the Guaranteed Minimum Death Benefit rider by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium.

     An example of a partial withdrawal's effect on the specified amount is shown below.

     EXAMPLE: A Policy with a specified amount of $200,000 on a male standard (age 35) has a guideline single premium of $48,920. The ratio of the initial specified amount to the initial premium is 4.09 (I.E., 200,000 divided by 48,920). If a $19,000 partial withdrawal is taken after the first Policy year, the specified amount will be reduced by $77,710 (I.E., 4.09 multiplied by $19,000).


LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the Policy date (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. Taking a loan will terminate the

Guaranteed Minimum Death Benefit rider, if any. See Guaranteed Minimum Death Benefit Rider, p. 41. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations, p. 47.


 POLICY LOANS ARE               o    you must borrow at least $500; and
 SUBJECT TO CERTAIN             o    the maximum amount you may borrow is 90% of
 CONDITIONS:                         the cash value, less any surrender charge
                                     and any outstanding loan amount.


     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make, p. 51.

     You may request a loan by telephone by calling us at 1-800-525-6205. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

     You may also fax your loan request to us at 319-297-8320. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY AS LOAN REPAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS PREMIUM PAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the standard fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the standard fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are NOT treated as transfers in calculating the transfer charge. We reserve the right to require the transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     The annual interest rate you may pay on a Policy loan is 6.0% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.


LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of 3.0%. We may credit a higher rate, but we are not obligated to do so.


PREFERRED LOANS

     At any time after the Policy date, you may borrow against the Policy up to an amount that is equal to the cash value MINUS total premiums paid, LESS any outstanding loan amounts (including any interest owed in the Policy loan(s)). Such a loan is called a preferred loan. We will charge interest on a preferred loan at an annual rate of 3.0%, payable in arrears. THIS RATE IS NOT GUARANTEED. Any existing loan, other than a preferred loan, is not eligible for a preferred loan rate. Amounts in the loan reserve securing preferred loans accrue interest at the same 3.0% annual rate as other loans. Consult a tax advisor before taking a preferred loan because such a loan may have adverse tax consequences. We reserve the right to modify or discontinue the preferred loan feature.


EFFECT OF POLICY LOANS

     A Policy loan affects the Policy because we reduce the death benefit proceeds and net surrender value under the Policy by the amount of any outstanding loan plus interest you owe on the loans. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account. Taking a Policy loan will cause a Guaranteed Minimum Death Benefit rider to terminate.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding (see Federal Income Tax Considerations, p. 47). You should consult a tax advisor before taking out a Policy loan.

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

     We will accept 1035 Exchanges where the policy from another company has an outstanding policy loan of no more than 40% of the policy's cash value transferred to our Policy. We intend to treat these as preferred loan amounts.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. A lapse might also occur if poor investment results cause a decrease in the net surrender value.

     The monthly deductions may exceed the net surrender value if:

     o    we begin to impose monthly cost of insurance charges; or
     o the sum of all outstanding Policy loans plus accrued loan interest exceeds the net surrender value.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and to any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

     Generally, you may not reinstate this Policy after it has lapsed. See Reinstatement below.

     If you purchase the Guaranteed Minimum Death Benefit rider, then no grace period will begin (and the Policy will not lapse) provided that there have been no Policy loans. See Guaranteed Minimum Death Benefit Rider, p. 41.


REINSTATEMENT

     You may not reinstate your Policy if it lapses unless you completed the Policy application and had your Policy delivered to you in a state which permits reinstatement. If so, then we will reinstate a lapsed Policy within five years from the date of lapse (and prior to the maturity date). To reinstate the Policy you must:

     o    submit a written application for reinstatement;
     o    provide evidence of insurability satisfactory to us;
     o    make a payment that is large enough to cover:
          ->   any monthly deductions due at the time of termination and upon reinstatement; plus
          ->   one monthly deduction in advance; plus
          ->   repayment of outstanding loans plus unpaid interest.

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. The reinstatement date for your Policy will be the monthly anniversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, it is reasonable to conclude that the Policy should satisfy the applicable Code requirements. Because of certain innovative features of the Policies and the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance Policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (E.G., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance policies. IN MOST SITUATIONS, THE POLICIES WILL BE CLASSIFIED AS MECS. There are, however, certain limited situations where a Policy may not be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, you will also be notified of the maximum amount of additional premiums you can pay annually without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     o All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     o Loans taken from or secured by (E.G., by assignment) such a Policy are treated as distributions and taxed accordingly.

     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     TAX TREATMENT OF POLICY SPLIT. If you purchase a Joint Policy, the Policy Split Option permits you to split the Policy into two new individual life insurance policies upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. (See Policy Split Option, p. 24.) A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a Policy split would in all circumstances be treated as life insurance policies for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a Policy split.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Policy.


OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured (or joint insureds) in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime (or while both joint insureds are still alive) for two years from the Policy date, or if reinstated (if permitted by state law), for two years from the date of reinstatement. If you purchased a Joint Policy, at the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.


SUICIDE EXCLUSION

     If the insured (or either joint insured) commits suicide, while sane or insane, within two years of the Policy date, then the Policy will terminate and our total liability, including the Guaranteed Minimum Death Benefit rider, is limited to an amount equal to the total premiums paid, less any loans and less any partial withdrawals. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date (if permitted by state law).


MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured (or either joint insured) was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the initial premium would have purchased based on the insured(s) correct age and gender.


MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you with notice and we will make appropriate endorsements to the Policy.


BENEFITS AT MATURITY

     If the insured (or either joint insured) is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's (or a joint insured's) 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

     We will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.

     If you extend the maturity date on each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured (or a joint insured) are uncertain. You should consult a tax advisor as to those consequences.


PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     o the SEC permits, by an order, the postponement for the protection of policyowners; OR

     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial withdrawals, or surrenders from the fixed account for up to six months.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/checkmark/     the current cash value              /checkmark/     any activity since the last report
/checkmark/     the current net surrender value     /checkmark/     investment experience of each subaccount
/checkmark/     the current death benefit           /checkmark/     any other information required by law
/checkmark/     any outstanding loans


     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS

     We will maintain all records relating to the separate account and the fixed account.


POLICY TERMINATION

     Your Policy will terminate on the earliest of:


  o     the maturity date;                     o     the end of the grace period; or
  o     the date the insured (or surviving     o     the date the Policy is
        insured) dies;                               surrendered.


IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.


PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN

     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.

     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1998.

     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the daily charge, the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE LOWER. These rates are not estimates, projections or guarantees of future performance.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1998


                                                                                                          INCEPTION
FUND PORTFOLIO                                     INCEPTION     10 YEARS      5 YEARS       1 YEAR         DATE
--------------                                     ---------     --------      -------       ------       ---------
AIM V.I. Capital Appreciation Fund ............      18.77%         N/A         17.23%        19.30%        5/5/93
AIM V.I. Government Securities Fund ...........       5.76%         N/A          5.80%         7.73%        5/5/93
AIM V.I. Growth and Income Fund ...............      22.49%         N/A         24.41%        27.68%        5/2/94
AIM V.I. Value Fund ...........................      21.90%         N/A         21.70%        32.41%        5/5/93
Dreyfus Stock Index Fund ......................      17.12%         N/A         23.58%        28.21%       9/29/89
Dreyfus -- Small Company
  Stock Portfolio .............................       8.55%         N/A           N/A        (5.97)%       5/1/96
MFS Emerging Growth Series ....................      26.55%         N/A           N/A         34.16%       7/24/95
MFS Research Series ...........................      22.52%         N/A           N/A         23.39%       7/26/95
MFS Total Return Series .......................      18.73%         N/A           N/A         12.33%        1/3/95
MFS Utilities Series ..........................      25.40%         N/A           N/A         18.06%        1/3/95
Oppenheimer Capital Appreciation Fund .........      16.03%       16.85%        22.10%        24.00%        4/3/85
Oppenheimer Global Securities Fund ............      12.49%         N/A          9.66%        14.10%      11/12/90
Oppenheimer High Income Fund ..................      12.96%       12.71%         8.62%         0.30%      12/31/87
Oppenheimer Main Street Growth & Income
  Fund ........................................      27.00%         N/A           N/A          4.70%        7/5/95
Oppenheimer Strategic Bond Fund ...............       6.79%         N/A          6.83%         2.90%        5/5/93
WRL VKAM Emerging Growth ......................      23.09%         N/A         21.95%        37.33%        3/1/93
WRL Janus Global ..............................      21.94%         N/A         19.46%        30.01%       12/3/92
WRL Janus Growth ..............................      20.91%       22.61%        25.20%        64.47%       10/2/86


     The annualized yield for the Dreyfus -- Money Market for the seven days ending December 31, 1998 was 4.62%.

     Additional information regarding the investment performance of the portfolios appears in the attached fund prospectuses.


HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED PORTFOLIO PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the adjusted historical experience of the portfolios. We started selling the Policies in 1999. The separate account was established on November 20, 1998 and will commence operations in August 1999. The portfolios commenced operations before the separate account. The rates of return below show the adjusted actual investment experience of each portfolio for the periods shown, including periods before the separate account commenced operations. The illustrations of cash values and net surrender values below depict these Policy values as if you had purchased the Policy without the Guaranteed Minimum Death Benefit rider on the last valuation date prior to January 1 of the year after the portfolio began operations. WE

ASSUMED THE RATE OF RETURN FOR EACH PORTFOLIO IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE PORTFOLIO'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the portfolios could have affected the cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED COULD HAVE HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for cash values and net surrender values take into account all charges and deductions from the Policy, the separate account, and the portfolios. For each portfolio, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a single life Policy for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, withdrawals, and loans would affect individual Policy benefits.

     For each portfolio, the illustrations below assume the Policy was purchased without the Guaranteed Minimum Death Benefit rider based on an initial premium of $30,000 and a specified amount of $147,487 for a male age 35, select, non-tobacco use, rate class.

     The following example shows how the hypothetical net return of the AIM V.I. Capital Appreciation Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                      AIM V.I. CAPITAL APPRECIATION FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1995                                         $29,991       $29,792      $27,066      $26,867
1996*                                         39,688        39,190       36,838       36,340
1997*                                         45,511        44,726       42,736       41,951
1998*                                         50,381        49,300       47,681       46,600
1999*                                         58,617        57,139       56,217       54,739

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the AIM V.I. Government Securities Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                      AIM V.I. GOVERNMENT SECURITIES FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1995                                         $28,168       $27,974      $25,243      $25,049
1996*                                         31,745        31,304       28,895       28,454
1997*                                         31,670        31,012       28,895       28,237
1998*                                         33,408        32,476       30,708       29,776
1999*                                         35,100        33,870       32,700       31,470

* For each year shown, benefits and values reflect only single premium paid.


     The following example shows how the hypothetical net return of the AIM V.I. Growth and Income Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                        AIM V.I. GROWTH AND INCOME FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1996                                         $39,165       $39,943      $36,240      $36,018
1997*                                         45,817        45,353       42,967       42,503
1998*                                         56,177        55,402       53,402       52,627
1999*                                         69,953        68,778       67,253       66,078

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the AIM V.I. Value Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                              AIM V.I. VALUE FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1995                                         $30,441       $30,241      $27,516      $27,316
1996*                                         40,450        39,951       37,600       37,101
1997*                                         45,374        44,602       42,599       41,827
1998*                                         54,735        53,585       52,035       50,885
1999*                                         70,685        68,969       68,285       66,569

* For each year shown, benefits and values reflect only single premium paid.


     The following example shows how the hypothetical net return of the Dreyfus Stock Index Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1990. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                           DREYFUS STOCK INDEX FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE             NET SURRENDER VALUE
                                            -------------------------   ------------------------
                                              CURRENT     GUARANTEED      CURRENT     GUARANTEED
Last valuation date prior to January 1:     ----------   ------------   ----------   -----------
1991                                         $ 28,238       $28,045      $ 25,313      $25,120
1992*                                          35,761        35,281        32,911       32,431
1993*                                          37,355        36,639        34,580       33,864
1994*                                          39,829        38,839        37,129       36,139
1995*                                          39,188        37,983        36,788       35,583
1996*                                          52,278        50,390        50,178       48,290
1997*                                          62,480        59,970        60,680       58,170
1998*                                          81,023        77,486        79,823       76,286
1999*                                         101,312        96,533       100,712       95,933

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the Dreyfus -- Money Market Portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1991. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                       DREYFUS -- MONEY MARKET PORTFOLIO
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1992                                         $31,011       $30,810      $28,086      $27,885
1993*                                         31,500        31,088       28,650       28,238
1994*                                         31,731        31,096       28,956       28,321
1995*                                         32,299        31,419       29,599       28,719
1996*                                         33,283        32,124       30,883       29,724
1997*                                         34,115        32,660       32,015       30,560
1998*                                         34,997        33,218       33,197       31,418
1999*                                         35,878        33,748       34,678       32,548

* For each year shown, benefits and values reflect only single premium paid.


     The following example shows how the hypothetical net return of the Dreyfus -- Small Company Stock Portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                   DREYFUS -- SMALL COMPANY STOCK PORTFOLIO
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1998                                         $35,628       $35,414      $32,703      $32,489
1999*                                         32,673        32,285       29,823       29,435

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the MFS Emerging Growth Series would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                          MFS EMERGING GROWTH SERIES
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1997                                         $34,237       $34,027      $31,312      $31,102
1998*                                         40,703        40,238       37,853       37,388
1999*                                         53,257        52,426       50,482       49,651

* For each year shown, benefits and values reflect only single premium paid.



     The following example shows how the hypothetical net return of the MFS Research Series would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                              MFS RESEARCH SERIES
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1997                                         $35,792       $35,578      $32,867      $32,653
1998*                                         41,980        41,518       39,130       38,668
1999*                                         50,518        49,749       47,743       46,974

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the MFS Total Return Series would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                            MFS TOTAL RETURN SERIES
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1996                                         $33,881       $33,672      $30,956      $30,747
1997*                                         37,792        37,349       34,942       34,499
1998*                                         44,708        43,962       41,933       41,187
1999*                                         48,980        47,949       46,280       45,249

* For each year shown, benefits and values reflect only single premium paid.



     The following example shows how the hypothetical net return of the MFS Utilities Series would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                             MFS UTILITIES SERIES
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1996                                         $35,828       $35,613      $32,903      $32,688
1997*                                         41,411        40,953       38,561       38,103
1998*                                         53,189        52,382       50,414       49,607
1999*                                         61,243        60,116       58,543       57,416

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the Oppenheimer Capital Appreciation Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1986. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                     OPPENHEIMER CAPITAL APPRECIATION FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE             NET SURRENDER VALUE
                                            -------------------------   ------------------------
                                              CURRENT     GUARANTEED      CURRENT     GUARANTEED
Last valuation date prior to January 1:     ----------   ------------   ----------   -----------
1987                                         $ 33,952      $ 33,742      $ 31,027     $ 30,817
1988*                                          38,830        38,378        35,980       35,528
1989*                                          44,237        43,507        41,462       40,732
1990*                                          53,320        52,218        50,620       49,518
1991*                                          47,733        46,548        45,333       44,148
1992*                                          58,441        56,744        56,341       54,644
1993*                                          65,280        63,152        63,480       61,352
1994*                                          68,279        65,816        67,079       64,616
1995*                                          67,241        64,576        66,641       63,976
1996*                                          89,622        85,748        89,622       85,748
1997*                                         110,531       105,350       110,531      105,350
1998*                                         137,948       130,969       137,948      130,969
1999*                                         168,506       159,343       168,506      159,343

* For each year shown, benefits and values reflect only single premium paid.



     The following example shows how the hypothetical net return of the Oppenheimer Global Securities Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1991. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                      OPPENHEIMER GLOBAL SECURITIES FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1992                                         $30,249       $30,050      $27,324      $27,125
1993*                                         27,405        27,026       24,555       24,176
1994*                                         45,524        44,608       42,749       41,833
1995*                                         41,859        40,818       39,159       38,118
1996*                                         41,740        40,473       39,340       38,073
1997*                                         47,953        46,240       45,853       44,140
1998*                                         57,255        54,944       55,455       53,144
1999*                                         63,719        60,895       62,519       59,695

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the Oppenheimer High Income Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1988. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                         OPPENHEIMER HIGH INCOME FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1989                                         $32,966       $32,760      $30,041      $29,835
1990*                                         33,709        33,293       30,859       30,443
1991*                                         34,406        33,764       31,631       30,989
1992*                                         44,934        43,843       42,234       41,143
1993*                                         51,676        50,188       49,276       47,788
1994*                                         63,674        61,603       61,574       59,503
1995*                                         60,128        57,962       58,328       56,162
1996*                                         70,588        67,791       69,388       66,591
1997*                                         79,339        75,915       78,739       75,315
1998*                                         86,835        82,776       86,835       82,776
1999*                                         85,807        81,485       85,807       81,485

* For each year shown, benefits and values reflect only single premium paid.


     The following example shows how the hypothetical net return of the Oppenheimer Main Street Growth & Income Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1997                                         $38,771       $38,550      $35,846      $35,624
1998*                                         50,095        49,596       47,245       46,746
1999*                                         51,155        50,460       48,380       47,685

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the Oppenheimer Strategic Bond Fund would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                        OPPENHEIMER STRATEGIC BOND FUND
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1995                                         $28,153       $27,960      $25,228      $25,035
1996*                                         31,665        31,225       28,815       28,375
1997*                                         34,610        33,902       31,835       31,127
1998*                                         36,696        35,713       33,996       33,013
1999*                                         36,828        35,602       34,428       33,202

* For each year shown, benefits and values reflect only single premium paid.



     The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                      WRL VKAM EMERGING GROWTH PORTFOLIO
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1995                                         $27,106       $26,916      $24,181      $23,991
1996*                                         38,806        38,284       35,956       35,434
1997*                                         44,994        44,171       42,219       41,396
1998*                                         53,294        52,099       50,594       49,399
1999*                                         71,377        69,542       68,977       67,142

* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Janus Global portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL JANUS GLOBAL
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE            NET SURRENDER VALUE
                                            ------------------------   -----------------------
                                             CURRENT     GUARANTEED     CURRENT     GUARANTEED
Last valuation date prior to January 1:     ---------   ------------   ---------   -----------
1994                                         $39,512       $39,289      $36,587      $36,364
1995*                                         38,632        38,224       35,782       35,374
1996*                                         46,364        45,654       43,589       42,879
1997*                                         57,761        56,657       55,061       53,957
1998*                                         66,898        65,406       64,498       63,006
1999*                                         84,824        82,648       82,724       80,548

* For each year shown, benefits and values reflect only single premium paid.



     The following example shows how the hypothetical net return of the WRL Janus Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were invested in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL JANUS GROWTH
                   MALE ISSUE AGE 35, $30,000 SINGLE PREMIUM
          ($147,487 SPECIFIED AMOUNT, SELECT, NON-TOBACCO USE CLASS)
              BOTH CURRENT AND GUARANTEED COST OF INSURANCE RATES


                                                   CASH VALUE             NET SURRENDER VALUE
                                            -------------------------   ------------------------
                                              CURRENT     GUARANTEED      CURRENT     GUARANTEED
Last valuation date prior to January 1:     ----------   ------------   ----------   -----------
1988                                         $ 32,449      $ 32,244      $ 29,524     $ 29,319
1989*                                          37,540        37,086        34,690       34,236
1990*                                          53,833        52,943        51,058       50,168
1991*                                          52,386        51,333        49,686       48,633
1992*                                          81,639        79,728        79,239       77,328
1993*                                          81,493        79,313        79,393       77,213
1994*                                          82,634        80,140        80,834       78,340
1995*                                          73,893        71,405        72,693       70,205
1996*                                         106,021       102,074       105,421      101,474
1997*                                         121,971       116,991       121,971      116,991
1998*                                         141,225       134,943       141,225      134,943

* For each year shown, benefits and values reflect only single premium paid.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     o    other variable life issuers in general;
     o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G. FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
          ->   Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales
               charges, redemption fees or certain expense deductions at the separate account level.
     o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
          ->   unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
     o    other types of investments, such as:
          ->   certificates of deposit;
          ->   savings accounts and U.S. Treasuries;
          ->   certain interest rate and inflation indices (E.G. the Consumer
               Price Index); or
          ->   indices measuring the performance of a defined group of
               securities recognized by investors as representing a particular segment of the securities markets (E.G. Donoghue Money Market
               Institutional Average, Lehman Brothers Corporate Bond Index, or
               Lehman Brothers Government Bond Index).


PFL'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to PFL agents or other registered representatives will be approximately 7.65% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Iowa law pertaining to the Policy have been passed upon by Frank
A. Camp, Vice President and Division General Counsel of PFL.


LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.


VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in this prospectus in order to comply with different state laws. These variations may include restrictions on Policy reinstatement, use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


YEAR 2000 READINESS DISCLOSURE

     We have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of the date of this prospectus, all of our mission-critical systems are Year 2000 compliant and ready. The Plan is continuing as scheduled, as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, PFL has undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, we have identified and made available what we believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     Our actions under the Plan are intended to reduce significantly PFL's risk of a material business interruption based on the Year 2000 issues. Resolving the Year 2000 computer problem is complex and multifaceted. We cannot know conclusively whether a response plan is successful until the Year 2000 arrives (or an earlier date if the systems or equipment address Year 2000 data prior to the Year 2000). In spite of its efforts or results, PFL's ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control. See the fund prospectuses for information on their preparation for Year 2000.

     This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C.
Section 1 (1998).


EXPERTS

     There are no financial statements of the Legacy Builder Variable Life Separate Account since the separate account has not commenced operations as of the date of this prospectus.

     The statutory-basis financial statements and schedules of PFL at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements and schedules referred to above are included in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing.

     Actuarial matters included in this prospectus and registration statement have been examined by Richard Greer as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS

     Our financial statements appear on the following pages. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. You should not consider our financial statements as bearing upon the investment performance of the assets held in the separate account.

     Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.


ADDITIONAL INFORMATION ABOUT PFL

     PFL is a stock life insurance company that is wholly owned by AEGON USA, Inc., which, in turn, is wholly owned by AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. PFL's office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499 and the mailing address is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183.

     PFL was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance as well as by the insurance departments of all other states and jurisdictions in which it does business. PFL is licensed to sell insurance in 38 states and Guam. PFL submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.


PFL'S EXECUTIVE OFFICERS AND DIRECTORS

     We are governed by a board of directors. The following table gives the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS


----------------------------------------------------------------------------------------
 NAME AND ADDRESS                      PRINCIPAL OCCUPATION
AND POSITION WITH PFL                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------
 William L. Busler*                    Director, Chairman of the Board, and President
 Director, Chairman of the
 Board, and President
----------------------------------------------------------------------------------------
 Larry N. Norman*                      Director, Executive Vice President
 Director, Executive Vice President
----------------------------------------------------------------------------------------
 Patrick S. Baird*                     Executive Vice President (1995-present), Chief
 Director, Senior Vice                 Operating Officer (1996-present), Chief Financial
 President, and Chief                  Officer (1992-1995), Vice President and Chief Tax
 Operating Officer                     Officer (1984-1995) of AEGON USA.
----------------------------------------------------------------------------------------
 Douglas C. Kolsrud*                   Director, Senior Vice President, Chief Investment
 Director, Senior Vice                 Officer and Corporate Actuary
 President, Chief Investment
 Officer and Corporate Actuary
----------------------------------------------------------------------------------------
 Craig D. Vermie*                      Director, Vice President, Secretary and General
 Director, Vice President,             Counsel
 Secretary and General Counsel
----------------------------------------------------------------------------------------

* Located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449.

The following table gives the name, address and principal occupation during the past five years of the principal officers of PFL (other than officers listed above as directors).

                              PRINCIPAL OFFICERS

----------------------------------------------------------------------------------------
 NAME AND ADDRESS                 PRINCIPAL OCCUPATION
AND POSITION WITH PFL             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------
 Robert J. Kontz*                 Vice President and Corporate Controller
 Vice President and Corporate
 Controller
----------------------------------------------------------------------------------------
 Brenda K. Clancy*                Vice President, Treasurer and Chief Financial Officer
 Vice President, Treasurer and
 Chief Financial Officer
----------------------------------------------------------------------------------------

* Located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449.


     PFL holds the assets of the separate account physically segregated and apart from the general account. PFL maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $10 million, covering all of the employees of AEGON U.S. and its affiliates, including PFL. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.


ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

     PFL established the separate account as a separate investment account under Iowa law in 1998. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account may be used to support other variable life insurance policies of PFL, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the single premium was paid and the return on the assets in the subaccounts was a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the initial premium indicated and you do not take any partial withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 71 on a Policy for an insured who is a 35 year old male in the select, non-tobacco use rate class, initial premium of $30,000 and a $147,487 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates. The illustration on page 72 is based on the same factors as those on page 71, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates.

     We based the illustration on page 73 on a Policy for joint insureds who are a 55 year old male and a 55 year old female in the select, non-tobacco use rate class, initial premium of $30,000, a $109,579 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates. The illustration on page 74 is based on the same factors as those on page 73, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates.

     For the CURRENT cost of insurance illustrations, we do not currently assess any additional cost of insurance charge and we do not intend to assess this charge in the future, although we reserve the right to do so. For the GUARANTEED cost of insurance illustrations, this cost of insurance charge deduction is based on the 1980 Commissioners Standard Ordinary Mortality Table of rates.

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.50% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.77% of the portfolios' average daily net assets; and (3) all applicable cash value charges using the current monthly Policy charge. The 0.77% average portfolio expense level assumes an equal allocation of amounts among the 19 subaccounts. It is based on an average 0.67% investment advisory fee and estimated 1999 average normal operating expenses of 0.10% for each of the portfolios. We used annual actual audited expenses incurred during 1998 for the following portfolios to calculate the average annual expense level: AIM V.I. Capital Appreciation Fund (0.67%), AIM V.I. Government Securities Fund (0.76%), AIM V.I. Growth and Income Fund (0.65%), AIM V.I. Value Fund (0.66%), Dreyfus Stock Index Fund (0.26%), Dreyfus -- Money Market Portfolio (0.56%), Dreyfus -- Small Company Stock Portfolio (0.98%), MFS Emerging Growth Series (0.85%), MFS Research Series (0.86%), MFS Total Return Series (0.91%), MFS Utilities Series (1.01%), Oppenheimer Capital Appreciation Fund (0.75%), Oppenheimer Global Securities Fund (0.74%), Oppenheimer High Income Fund (0.78%), Oppenheimer Main Street Growth & Income Fund (0.79%), Oppenheimer Strategic Bond Fund (0.80%), WRL VKAM Emerging Growth (0.89%), WRL Janus Global (0.95%) and WRL Janus Growth (0.83%).

     Taking into account the monthly Policy charge, the daily charge and the assumed average portfolio expense levels, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates as described in the chart below for a Policy assuming CURRENT cost of insurance charges. For a Policy assuming GUARANTEED cost of insurance charges, the net annual investment return rates will be further reduced.



GROSS RATES OF RETURN                 0%                    6%                   12%
---------------------       ----------------------   -----------------   --------------------
                                      EQUIVALENT NET ANNUAL INVESTMENT RETURN RATES
                            -----------------------------------------------------------------
               FOR YEARS:     1-10         11+         1-10      11+       1-10        11+
-------------------------   --------   -----------   -------   -------   -------   ----------
SINGLE LIFE:
   - Male/Unisex ........    -3.23%       -2.25%       2.65%    3.69%     8.54%       9.63%
   - Female .............    -3.08%       -2.11%       2.81%    3.84%     8.70%       9.79%
                             -----        -----        ----     ----      ----       -----
JOINT LIFE ..............    -2.74%       -1.76%       3.17%    4.21%     9.08%      10.08%
                             -----        -----        ----     ----      ----       -----


     The hypothetical returns shown in the tables are without any tax charges that may be attributable to the separate account, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired plan features.

                          PFL LIFE INSURANCE COMPANY
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


   Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
   Initial Premium $30,000               Death Benefit Without Rider

                      Using Current Cost of Insurance Rates


                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS*
POLICY      ACCUMULATED      ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%         0%          6%            12%
1              31,500     147,487     147,487         147,487
2              33,075     147,487     147,487         147,487
3              34,729     147,487     147,487         147,487
4              36,465     147,487     147,487         147,487
5              38,288     147,487     147,487         147,487
6              40,203     147,487     147,487         147,487
7              42,213     147,487     147,487         147,487
8              44,324     147,487     147,487         147,487
9              46,540     147,487     147,487         147,487
10             48,867     147,487     147,487         151,076
15             62,368     147,487     147,487         205,816
20             79,599     147,487     147,487         267,885
25            101,591     147,487     147,487         362,039
30            129,658     147,487     147,487         521,932
35            165,480     147,487     147,487         785,804
40            211,200     147,487     147,487       1,147,738
45            269,550     147,487     147,487       1,783,410
50            344,022     147,487     174,239       2,823,929
55            439,069     147,487     208,823       4,471,534
60            560,376     147,487     240,736       6,810,694
65            715,197     147,487     285,661      10,677,577

END OF                 CASH VALUE                        NET SURRENDER VALUE
POLICY        ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
              0%          6%            12%          0%         6%            12%
1           29,032      30,796         32,561     26,107      27,871         29,636
2           28,095      31,614         35,340     25,245      28,764         32,490
3           27,189      32,453         38,356     24,414      29,678         35,581
4           26,312      33,315         41,630     23,612      30,615         38,930
5           25,463      34,199         45,184     23,063      31,799         42,784
6           24,641      35,107         49,040     22,541      33,007         46,940
7           23,846      36,039         53,226     22,046      34,239         51,426
8           23,077      36,995         57,769     21,877      35,795         56,569
9           22,332      37,977         62,700     21,732      37,377         62,100
10          21,611      38,985         68,052     21,611      38,985         68,052
15          19,284      46,723        107,757     19,284      46,723        107,757
20          17,208      55,997        170,627     17,208      55,997        170,627
25          15,355      67,112        270,179     15,355      67,112        270,179
30          13,702      80,432        427,813     13,702      80,432        427,813
35          12,226      96,396        677,418     12,226      96,396        677,418
40          10,910     115,529      1,072,653     10,910     115,529      1,072,653
45           9,735     138,460      1,698,485      9,735     138,460      1,698,485
50           8,687     165,942      2,689,457      8,687     165,942      2,689,457
55           7,751     198,879      4,258,604      7,751     198,879      4,258,604
60           6,917     238,353      6,743,261      6,917     238,353      6,743,261
65           6,172     285,661     10,677,577      6,172     285,661     10,677,577

*For the equivalent net annual investment return rates, see p. 70.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by PFL or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                          PFL LIFE INSURANCE COMPANY
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider

                    Using Guaranteed Cost of Insurance Rates

                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500      147,487     147,487       147,487
2              33,075      147,487     147,487       147,487
3              34,729      147,487     147,487       147,487
4              36,465      147,487     147,487       147,487
5              38,288      147,487     147,487       147,487
6              40,203      147,487     147,487       147,487
7              42,213      147,487     147,487       147,487
8              44,324      147,487     147,487       147,487
9              46,540      147,487     147,487       147,487
10             48,867      147,487     147,487       147,487
15             62,368      147,487     147,487       190,886
20             79,599      147,487     147,487       243,132
25            101,591      147,487     147,487       321,858
30            129,658            *     147,487       454,345
35            165,480            *     147,487       667,614
40            211,200            *     147,487       952,004
45            269,550            *           *     1,451,861
50            344,022            *           *     2,232,270
55            439,069            *           *     3,378,683
60            560,376            *           *     4,959,983
65            715,197            *           *     7,776,095


END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           28,832     30,591        32,350      25,907/dagger/     27,666/dagger/     29,425/dagger/
2           27,688     31,188        34,895      24,838/dagger/     28,338/dagger/     32,045/dagger/
3           26,566     31,788        37,648      23,791/dagger/     29,013/dagger/     34,873/dagger/
4           25,462     32,389        40,626      22,762/dagger/     29,689/dagger/     37,926/dagger/
5           24,375     32,992        43,851      21,975/dagger/     30,592/dagger/     41,451/dagger/
6           23,300     33,592        47,340      21,200/dagger/     31,492/dagger/     45,240/dagger/
7           22,235     34,189        51,117      20,435/dagger/     32,389/dagger/     49,317/dagger/
8           21,178     34,782        55,209      19,978/dagger/     33,582/dagger/     54,009/dagger/
9           20,126     35,368        59,642      19,526/dagger/     34,768/dagger/     59,042/dagger/
10          19,076     35,945        64,448             19,076             35,945             64,448
15          14,512     40,667        99,940             14,512             40,667             99,940
20           8,953     45,207       154,861              8,953             45,207            154,861
25           1,215     48,698       240,193              1,215             48,698            240,193
30               *     49,590       372,414                  *             49,590            372,414
35               *     44,568       575,529                  *             44,568            575,529
40               *     25,975       889,723                  *             25,975            889,723
45               *          *     1,382,724                  *                  *          1,382,724
50               *          *     2,125,971                  *                  *          2,125,971
55               *          *     3,217,793                  *                  *          3,217,793
60               *          *     4,910,874                  *                  *          4,910,874
65               *          *     7,776,095                  *                  *          7,776,095

/dagger/ The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.

*         In the absence of an additional payment, the Policy would lapse.

**        For the equivalent net annual investment return rates, see p. 70.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by PFL or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                          PFL LIFE INSURANCE COMPANY
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55


     Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider

                      Using Current Cost of Insurance Rates

END OF                                DEATH BENEFIT
POLICY        PREMIUMS         ASSUMING HYPOTHETICAL GROSS*
YEAR        ACCUMULATED        ANNUAL INVESTMENT RETURN OF
               AT 5%          0%          6%            12%
1              31,500      109,579     109,579        109,579
2              33,075      109,579     109,579        109,579
3              34,729      109,579     109,579        109,579
4              36,465      109,579     109,579        109,579
5              38,288      109,579     109,579        109,579
6              40,203      109,579     109,579        109,579
7              42,213      109,579     109,579        109,579
8              44,324      109,579     109,579        109,579
9              46,540      109,579     109,579        109,579
10             48,867      109,579     109,579        109,579
15             62,368      109,579     109,579        134,745
20             79,599      109,579     109,579        201,793
25            101,591      109,579     109,579        321,499
30            129,658      109,579     109,579        521,971
35            165,480      109,579     120,591        847,448
40            211,200      109,579     142,542      1,323,463
45            269,550      109,579     173,428      2,127,449


END OF                 CASH VALUE                        NET SURRENDER VALUE
POLICY        ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
             0%           6%           12%         0%           6%           12%
1          29,178       30,951        32,724     26,253       28,026        29,799
2          28,378       31,932        35,696     25,528       29,082        32,846
3          27,600       32,944        38,937     24,825       30,169        36,162
4          26,844       33,988        42,473     24,144       31,288        39,773
5          26,108       35,066        46,329     23,708       32,666        43,929
6          25,393       36,177        50,536     23,293       34,077        48,436
7          24,697       37,324        55,125     22,897       35,524        53,325
8          24,020       38,507        60,131     22,820       37,307        58,931
9          23,361       39,728        65,591     22,761       39,128        64,991
10         22,721       40,987        71,547     22,721       40,987        71,547
15         20,788       50,367       116,160     20,788       50,367       116,160
20         19,019       61,893       188,592     19,019       61,893       188,592
25         17,401       76,056       306,189     17,401       76,056       306,189
30         15,921       93,461       497,115     15,921       93,461       497,115
35         14,567      114,849       807,093     14,567      114,849       807,093
40         13,327      141,131     1,310,359     13,327      141,131     1,310,359
45         12,194      173,428     2,127,440     12,194      173,428     2,127,440

* For the equivalent net annual investment return rates, see p. 70.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by PFL or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                          PFL LIFE INSURANCE COMPANY
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55



     Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider

                    Using Guaranteed Cost of Insurance Rates

END OF        PREMIUMS                DEATH BENEFIT
POLICY        PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
YEAR        ACCUMULATED        ANNUAL INVESTMENT RETURN OF
               AT 5%           0%          6%           12%
1              31,500       109,579     109,579       109,579
2              33,075       109,579     109,579       109,579
3              34,729       109,579     109,579       109,579
4              36,465       109,579     109,579       109,579
5              38,288       109,579     109,579       109,579
6              40,203       109,579     109,579       109,579
7              42,213       109,579     109,579       109,579
8              44,324       109,579     109,579       109,579
9              46,540       109,579     109,579       109,579
10             48,867       109,579     109,579       109,579
15             62,368       109,579     109,579       132,375
20             79,599       109,579     109,579       196,730
25            101,591             *     109,579       310,596
30            129,658             *     109,579       494,662
35            165,480             *           *       774,498
40            211,200             *           *     1,169,778
45            269,550             *           *     1,880,394




END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           29,174     30,947        32,720      26,249/dagger/     28,022/dagger/     29,795/dagger/
2           28,360     31,914        35,677      25,510/dagger/     29,064/dagger/     32,827/dagger/
3           27,557     32,900        38,892      24,782/dagger/     30,125/dagger/     36,117/dagger/
4           26,761     33,904        42,388      24,061/dagger/     31,204/dagger/     39,688/dagger/
5           25,969     34,924        46,187      23,569/dagger/     32,524/dagger/     43,787/dagger/
6           25,176     35,957        50,318      23,076/dagger/     33,857/dagger/     48,218/dagger/
7           24,377     37,000        54,809      22,577/dagger/     35,200/dagger/     53,009/dagger/
8           23,565     38,048        59,692      22,365/dagger/     36,848/dagger/     58,492/dagger/
9           22,730     39,094        65,002      22,130/dagger/     38,494/dagger/     64,402/dagger/
10          21,863     40,130        70,779             21,863             40,130             70,779
15          17,537     47,278       114,116             17,537             47,278            114,116
20           9,115     53,292       183,860              9,115             53,292            183,860
25               *     54,520       295,806                  *             54,520            295,806
30               *     41,546       471,107                  *             41,546            471,107
35               *          *       737,617                  *                  *            737,617
40               *          *     1,158,196                  *                  *          1,158,196
45               *          *     1,880,394                  *                  *          1,880,394


/dagger/ The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.
*         In the absence of an additional payment, the Policy would lapse.
**        For the equivalent net annual investment return rates, see p. 70.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by PFL or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1998. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 73-year period: investments of $1.00 in these assets would have grown to $2,350.89 and $5,116.65, respectively, by year-end 1998. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $44.18.

     The lowest-risk strategy over the past 73 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1998 period.

                                [GRAPH OMITTED]






                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                              1920s*     1930s    1940s       1950s      1960s       1970s      1980s     1990s**     1989-98
Large Company ............   19.2%      -0.1%      9.2%       19.4%       7.8%        5.9%      17.5%      17.9%       19.2%
Small Company ............   -4.5        1.4      20.7        16.9       15.5        11.5       15.8       13.6        13.2
Long-Term Corp. ..........    5.2        6.9       2.7         1.0        1.7         6.2       13.0       10.3        10.9
Long-Term Govt. ..........    5.0        4.9       3.2        -0.1        1.4         5.5       12.6       11.0        11.7
Inter-Term Govt. .........    4.2        4.6       1.8         1.3        3.5         7.0       11.9        8.3         8.7
Treasury Bills ...........    3.7        0.6       0.4         1.9        3.9         6.3        8.9        5.0         5.3
Inflation ................   -1.1       -2.0       5.4         2.2        2.5         7.4        5.1        3.0         3.1

----------------
 * Based on the period 1926-1929.
** Based on the period 1990-1998.

Used with permission. /copyright/1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX C
SURRENDER CHARGE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MALE (SINGLE LIFE)


                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-74    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.84%     4.00%     2.00%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     8.00%     6.69%     5.49%     4.00%     2.00%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.89%     6.30%     5.18%     4.00%     2.00%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.44%     5.95%     4.89%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.03%     5.61%     4.62%     3.87%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     8.65%     6.64%     5.31%     4.36%     3.66%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     8.18%     6.28%     5.02%     4.12%     3.46%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     7.74%     6.94%     4.75%     3.90%     3.26%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     7.33%     5.62%     4.49%     3.68%     3.07%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     6.94%     5.32%     4.24%     3.47%     2.88%     2.00%     0.00%
  85     9.75%     9.50%     9.15%     6.58%     5.03%     4.00%     3.25%     2.67%     2.00%     0.00%
  86     9.75%     9.50%     8.68%     6.22%     4.75%     3.75%     3.02%     2.46%     1.99%     0.00%
  87     9.75%     9.50%     8.21%     5.87%     4.46%     3.49%     2.78%     2.22%     1.76%     0.00%
  88     9.75%     9.50%     7.75%     5.52%     4.15%     3.21%     2.51%     1.96%     1.51%     0.00%
  89     9.75%     9.50%     7.28%     5.14%     3.82%     2.90%     2.22%     1.68%     1.25%     0.00%
  90     9.75%     9.50%     6.78%     4.72%     3.45%     2.56%     1.90%     1.39%     0.99%     0.00%


FEMALE (SINGLE LIFE)


                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-78    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.75%     4.00%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     9.00%     8.00%     6.56%     5.32%     4.00%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     9.00%     7.70%     6.08%     4.93%     4.00%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     9.00%     7.14%     5.63%     4.56%     3.77%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     8.75%     6.62%     5.22%     4.22%     3.47%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     8.13%     6.15%     4.83%     3.89%     3.18%     2.00%     0.00%
  85     9.75%     9.50%     9.25%     7.55%     5.69%     4.46%     3.57%     2.90%     2.00%     0.00%
  86     9.75%     9.50%     9.25%     7.00%     5.26%     4.10%     3.26%     2.62%     2.00%     0.00%
  87     9.75%     9.50%     9.19%     6.48%     4.84%     3.75%     2.95%     2.33%     1.84%     0.00%
  88     9.75%     9.50%     8.51%     5.97%     4.43%     3.39%     2.63%     2.03%     1.55%     0.00%
  89     9.75%     9.50%     7.84%     5.46%     4.01%     3.02%     2.29%     1.72%     1.27%     0.00%
  90     9.75%     9.50%     7.18%     4.95%     3.58%     2.64%     1.94%     1.41%     1.01%     0.00%

JOINT AND LAST SURVIVOR PLAN: AGE IS BASED ON THE OLDER OF THE INSUREDS

                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
 0-74    9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  80     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  81     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  82     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  83     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  84     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  85     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  86     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  87     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  88     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  89     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  90     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%


We will apply the full amount of the surrender charge percentage listed in the Surrender Charge Table to surrenders that occur during the Policy year.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

There are no financial statements for the separate account as of the date of this prospectus.



PFL LIFE INSURANCE COMPANY

Statutory-Basis Balance Sheet as of March 31, 1999 (unaudited).

Statutory-Basis Statement of Operations for the three months ended March 31, 1999 (unaudited).

Statutory-Basis Statement of Changes in Capital and Surplus for the three months ended March 31, 1999 (unaudited).

Statutory-Basis Statement of Cash Flow for the three months ended March 31, 1999 (unaudited).

Notes to Statutory-Basis Financial Statements for the three months ended March 31, 1999 (unaudited).


Report of Independent Auditors dated February 19, 1999. Statutory-Basis Balance Sheets at December 31, 1998 and 1997.

Statutory-Basis Statements of Operations for the years ended December 31, 1998, 1997 and 1996.

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1998, 1997, and 1996.

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1998, 1997, and 1996.

Notes to Statutory-Basis Financial Statements.

Statutory-Basis Financial Statement Schedules.

                          PFL LIFE INSURANCE COMPANY
                       BALANCE SHEET -- STATUTORY BASIS
                             AS OF MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)


ADMITTED ASSETS

 Cash and invested assets:

 Cash and short-term investments ................   $   122,431

 Bonds ..........................................     4,945,296

 Preferred stock ................................        14,469

 Common stock, at market ........................        80,234

 Mortgage loans on real estate ..................     1,042,066

 Home office properties, at cost less accumulated
  depreciation ..................................         7,999

 Real estate acquired in satisfaction of debt,
  at cost less accumulated depreciation .........        11,709

 Investment real estate .........................        32,474

 Policy loans ...................................        59,981

 Other invested assets ..........................        83,693
                                                    -----------

Total cash and invested assets ..................     6,400,352

Premiums deferred and uncollected ...............        14,978

Accrued investment income .......................        69,996

Transfers from separate accounts ................        74,658

Other assets ....................................        33,910

Separate account assets .........................     3,548,936
                                                    -----------

Total admitted assets ...........................   $10,142,830
                                                    ===========

                          PFL LIFE INSURANCE COMPANY

                             AS OF MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)




LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:

 Aggregate reserves for policies and contracts:

  Life ............................................   $ 1,376,707

  Annuity .........................................     3,887,425

  Accident and health .............................       220,476

 Policy and contract claim reserves

 Life .............................................         9,737

 Accident and health ..............................        44,768

 Other policyholders' funds .......................       167,381

 Remittances and items not allocated ..............        70,066

 Federal income taxes payable .....................        13,081

 Asset valuation reserve ..........................        93,919

 Interest maintenance reserve .....................        53,317

 Short-term notes payable to affiliate ............        97,421

 Payable to affiliate .............................        55,555

 Payable for securities ...........................        61,993

 Other liabilities ................................        68,643

 Separate account liabilities .....................     3,543,038

                                                      -----------

Total liabilities .................................     9,763,527

Capital and surplus:

 Common stock, $10.00 par value, 500 shares
   Authorized, 266 issued and outstanding .........         2,660

 Paid-in surplus ..................................       154,282

 Unassigned surplus ...............................       222,361
                                                      -----------

Total capital and surplus .........................       379,303
                                                      -----------

Total liabilities and capital and surplus .........   $10,142,830
                                                      ===========

                          PFL LIFE INSURANCE COMPANY

                  STATEMENT OF OPERATIONS -- STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)


Revenues:
  Premiums and other considerations, net of reinsurance
    Life .......................................................................    $  27,295
    Annuity ....................................................................      180,537
    Accident and health ........................................................       41,981
  Net investment income ........................................................      108,567
  Amortization of interest maintenance reserve .................................        2,775
  Commissions and expense allowances on reinsurance ceded ......................        5,377
  Other income .................................................................       25,112
                                                                                    ---------
                                                                                      391,644

Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits ......................................       12,311
    Surrender benefits .........................................................      189,929
    Other benefits .............................................................       64,071
    Increase (decrease) in aggregate reserves for policies and contracts:
      Life .....................................................................       19,532
      Annuity ..................................................................      (37,961)
      Accident and health ......................................................       14,741
      Other ....................................................................        4,460
                                                                                    ---------
                                                                                      267,083

Insurance expenses:
  Commissions ..................................................................       34,797
  General insurance expenses ...................................................       11,082
  Taxes, licenses and fees .....................................................        2,884
  Transfer to separate accounts ................................................       52,375
  Other ........................................................................         (798)
                                                                                    ---------
                                                                                      100,340
                                                                                    ---------
                                                                                      367,423
                                                                                    ---------

Gain from operations before federal income tax expense and net
  realized capital gains on investments ........................................       24,221
Federal income tax expense .....................................................        7,974
                                                                                    ---------
Gain from operations before net realized
  capital gains on investments .................................................       16,247

Net realized capital gains on investments (net of related federal income tax
  expense and amounts transferred to interest maintenance reserve) .............        1,470
                                                                                    ---------

Net income .....................................................................    $  17,717
                                                                                    =========

                          PFL LIFE INSURANCE COMPANY

         STATEMENT OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)





                                                                                    TOTAL
                                                                                   CAPITAL
                                                COMMON    PAID-IN    UNASSIGNED      AND
                                                 STOCK    SURPLUS      SURPLUS     SURPLUS
                                               -------- ----------- ------------ -----------
Balance at January 1, 1999 .................    $2,660   $154,282     $205,586    $362,528
 Net income ................................         0          0       17,717      17,717
 Net unrealized gains ......................         0          0        1,259       1,259
 Change in non-admitted assets .............         0          0          (30)        (30)
 Change in asset valuation reserve .........         0          0       (2,331)     (2,331)
 Other adjustments .........................         0          0          160         160
                                                ------   --------     --------    --------
Balance at March 31, 1999 ..................    $2,660   $154,282     $222,361    $379,303
                                                ======   ========     ========    ========

                          PFL LIFE INSURANCE COMPANY

                   STATEMENT OF CASH FLOW -- STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)



OPERATING ACTIVITIES

Premiums and other considerations, net of reinsurance .........   $ 281,101

Net investment income .........................................     109,690

Life and accident and health claims ...........................     (35,645)

Surrender benefits to policyholders ...........................    (189,929)

Other benefits to policyholders ...............................     (44,508)

Commissions, other expenses and other taxes ...................     (55,103)

Federal income taxes, excluding tax on capital gains ..........         684

Other, net ....................................................     101,846

Net transfers to separate accounts ............................     (56,167)
                                                                  ---------

 Net cash provided by operating activities ....................     111,969

INVESTING ACTIVITIES

Proceeds from investments sold, matured or repaid: ............

 Bonds and preferred stocks ...................................     831,473

 Common stocks ................................................      11,595

 Mortgage loans on real estate ................................      51,096

 Other ........................................................      13,993
                                                                  ---------

                                                                    908,157
Cost of investments acquired:

 Bonds and preferred stocks ...................................     948,790

 Common stock .................................................      35,131

 Mortgage loans ...............................................      79,253

 Other ........................................................       5,810
                                                                  ---------

                                                                  1,068,984
                                                                  ---------

Net cash used in investing activities .........................    (160,827)
                                                                  ---------


FINANCING ACTIVITIES

Borrowed money ................................................      88,000
                                                                  ---------

Net cash provided by financing activities .....................      88,000

Increase in cash and short-term investments ...................      39,142

Cash and short-term investments at beginning of year ..........      83,289
                                                                  ---------

Cash and short-term investments at end of year ................   $ 122,431
                                                                  =========

                          PFL LIFE INSURANCE COMPANY

               NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                          (IN THOUSANDS) (UNAUDITED)


1. BASIS OF PRESENTATION

The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1998.

                        REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
PFL Life Insurance Company

     We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



                                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 19, 1999

                          PFL LIFE INSURANCE COMPANY

                       BALANCE SHEETS -- STATUTORY BASIS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                DECEMBER 31
                                                                        ---------------------------
                                                                            1998           1997
                                                                        ------------   ------------
ADMITTED ASSETS

Cash and invested assets:

 Cash and short-term investments ....................................   $   83,289     $   23,939

 Bonds ..............................................................    4,822,442      4,913,144

 Stocks:

  Preferred .........................................................       14,754          2,750

  Common (cost: 1998 - $34,731; 1997 - $33,058) .....................       49,448         42,345

  Affiliated entities (cost: 1998 - $8,060; 1997 - $10,798) .........        5,613          8,031

 Mortgage loans on real estate ......................................    1,012,433        935,207

 Real estate, at cost less accumulated depreciation
   ($9,500 in 1998; $8,655 in 1997):

  Home office properties ............................................        8,056          8,283

  Properties acquired in satisfaction of debt .......................       11,778         11,814

  Investment properties .............................................       44,325         36,416

 Policy loans .......................................................       60,058         57,136

 Other invested assets ..............................................       76,482         29,864
                                                                        ----------     ----------

Total cash and invested assets ......................................    6,188,678      6,068,929

Premiums deferred and uncollected ...................................       15,318         16,101

Accrued investment income ...........................................       65,308         69,662

Receivable from affiliate ...........................................          643             --

Federal income taxes recoverable ....................................          639             --

Transfers from separate accounts ....................................       70,866         60,193

Other assets ........................................................       29,511         37,624

Separate account assets .............................................    3,348,611      2,517,365
                                                                        ----------     ----------

Total admitted assets ...............................................   $9,719,574     $8,769,874
                                                                        ==========     ==========


SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                           DECEMBER 31
                                                                  -----------------------------
                                                                       1998            1997
                                                                  -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS

Liabilities:

 Aggregate reserves for policies and contracts:

  Life ........................................................   $1,357,175      $  884,018

  Annuity .....................................................    3,925,293       4,204,125

  Accident and health .........................................      205,736         169,328

 Policy and contract claim reserves:

  Life ........................................................        9,101           8,635

  Accident and health .........................................       48,906          57,713

 Other policyholders' funds ...................................      162,266         143,831

 Remittances and items not allocated ..........................       19,690         153,745

 Asset valuation reserve ......................................       91,588          69,825

 Interest maintenance reserve .................................       50,575          30,287

 Federal income taxes payable .................................           --           1,889

 Short-term notes payable to affiliates .......................        9,421          16,400

 Other liabilities ............................................       76,766          75,070

 Payable for securities .......................................       57,645              --

 Payable to affiliates ........................................           --          13,240

 Separate account liabilities .................................    3,342,884       2,512,406
                                                                  ----------      ----------

Total liabilities .............................................    9,357,046       8,340,512

Commitments and contingencies
Capital and surplus:

 Common stock, $10 par value, 500 shares authorized, 266 issued
   and outstanding ............................................        2,660           2,660

 Paid-in surplus ..............................................      154,282         154,282

 Unassigned surplus ...........................................      205,586         272,420
                                                                  ----------      ----------

Total capital and surplus .....................................      362,528         429,362
                                                                  ----------      ----------

Total liabilities and capital and surplus .....................   $9,719,574      $8,769,874
                                                                  ==========      ==========

SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                                YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------
                                                                          1998            1997            1996
                                                                     -------------   -------------   -------------
Revenues:
  Premiums and other considerations, net of reinsurance:
    Life .........................................................    $  516,111      $  202,435      $  204,872
    Annuity ......................................................       667,920         657,695         725,966
    Accident and health ..........................................       178,593         207,982         227,862
  Net investment income ..........................................       446,984         446,424         428,337
  Amortization of interest maintenance reserve ...................         8,656           3,645           2,434
  Commissions and expense allowances on reinsurance
    ceded ........................................................        32,781          49,859          73,931
                                                                      ----------      ----------      ----------
                                                                       1,851,045       1,568,040       1,663,402
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits ........................       135,184         146,583         147,024
    Surrender benefits ...........................................       732,796         658,071         512,810
    Other benefits ...............................................       152,209         126,495         101,288
    Increase (decrease) in aggregate reserves for policies
      and contracts:
      Life .......................................................       473,158         149,575         140,126
      Annuity ....................................................      (278,665)       (203,139)        188,002
      Accident and health ........................................        36,407          30,059          26,790
      Other ......................................................        17,550          16,998          19,969
                                                                      ----------      ----------      ----------
                                                                       1,268,639         924,642       1,136,009
 Insurance expenses:
   Commissions ...................................................       136,569         157,300         177,466
   General insurance expenses ....................................        48,018          57,571          57,282
   Taxes, licenses and fees ......................................        19,166           8,715          13,889
   Net transfers to separate accounts ............................       265,702         297,480         171,785
   Other expenses ................................................         1,016             119             526
                                                                      ----------      ----------      ----------
                                                                         470,471         521,185         420,948
                                                                      ----------      ----------      ----------
                                                                       1,739,110       1,445,827       1,556,957
                                                                      ----------      ----------      ----------
Gain from operations before federal income tax expense
  and net realized capital gains (losses) on investments .........       111,935         122,213         106,445
Federal income tax expense .......................................        49,835          43,381          41,177
                                                                      ----------      ----------      ----------
Gain from operations before net realized capital gains
  (losses) on investments ........................................        62,100          78,832          65,268
Net realized capital gains (losses) on investments (net of
  related federal income taxes and amounts transferred to
  interest maintenance reserve) ..................................         3,398           7,159          (3,503)
                                                                      ----------      ----------      ----------
Net income .......................................................    $   65,498      $   85,991      $   61,765
                                                                      ==========      ==========      ==========

SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


                                                                                                  TOTAL
                                                       COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                                        STOCK      SURPLUS        SURPLUS        SURPLUS
                                                      --------   -----------   ------------   ------------
Balance at January 1, 1996 ........................    $2,660     $154,129      $  220,739     $  377,528
  Net income ......................................        --           --          61,765         61,765
  Change in net unrealized capital gains ..........        --           --           2,351          2,351
  Change in non-admitted assets ...................        --           --            (148)          (148)
  Change in asset valuation reserve ...............        --           --         (10,930)       (10,930)
  Dividend to stockholder .........................        --           --         (20,000)       (20,000)
  Prior period adjustment .........................        --           --           5,025          5,025
  Surplus effect of sales of divisions ............        --           --            (384)          (384)
  Surplus effect of ceding commissions
    associated with the sale of a division ........        --           --              29             29
  Amendment of reinsurance agreement ..............        --           --             421            421
  Change in liability for reinsurance in
    unauthorized companies ........................        --           --           2,690          2,690
                                                       ------     --------      ----------     ----------
Balance at December 31, 1996 ......................     2,660      154,129         261,558        418,347
  Capital contribution ............................        --          153              --            153
  Net income ......................................        --           --          85,991         85,991
  Change in net unrealized capital gains ..........        --           --           3,592          3,592
  Change in non-admitted assets ...................        --           --            (481)          (481)
  Change in asset valuation reserve ...............        --           --         (14,974)       (14,974)
  Dividend to stockholder .........................        --           --         (62,000)       (62,000)
  Surplus effect of sale of a division ............        --           --            (161)          (161)
  Surplus effect of ceding commissions
    associated with the sale of a division ........        --           --               5              5
  Amendment of reinsurance agreement ..............        --           --             389            389
  Surplus effect of reinsurance agreement .........        --           --             402            402
  Change in liability for reinsurance in
    unauthorized companies ........................        --           --          (1,901)        (1,901)
                                                       ------     --------      ----------     ----------
Balance at December 31, 1997 ......................     2,660      154,282         272,420        429,362
  Net income ......................................        --           --          65,498         65,498
  Change in net unrealized capital gains ..........        --           --           4,504          4,504
  Change in non-admitted assets ...................        --           --            (260)          (260)
  Change in asset valuation reserve ...............        --           --         (21,763)       (21,763)
  Dividend to stockholder .........................        --           --        (120,000)      (120,000)
  Increase in liability for reinsurance in
    unauthorized companies ........................        --           --           2,036          2,036
  Tax benefit on stock options exercised ..........        --           --           2,476          2,476
  Change in surplus in separate accounts ..........        --           --             675            675
                                                       ------     --------      ----------     ----------
Balance at December 31, 1998 ......................    $2,660     $154,282      $  205,586     $  362,528
                                                       ======     ========      ==========     ==========


SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                        YEAR ENDED DECEMBER 31
                                                          ---------------------------------------------------
                                                                1998              1997              1996
                                                          ---------------   ---------------   ---------------
OPERATING ACTIVITIES
Premiums and other considerations,
  net of reinsurance ..................................    $  1,396,428      $  1,119,936      $  1,240,748
Net investment income .................................         469,246           452,091           431,456
Life and accident and health claims ...................        (138,249)         (154,383)         (147,556)
Surrender benefits and other fund withdrawals .........        (732,796)         (658,071)         (512,810)
Other benefits to policyholders .......................        (152,167)         (126,462)         (101,254)
Commissions, other expenses and other taxes ...........        (197,135)         (225,042)         (248,321)
Net transfers to separate accounts ....................        (276,375)         (319,146)         (210,312)
Federal income taxes ..................................         (72,176)          (47,909)          (35,551)
Cash paid in conjunction with an amendment of
  a reinsurance agreement .............................              --            (4,826)           (5,812)
Cash received in connection with a reinsurance
  agreement ...........................................              --             1,477                --
Other, net ............................................         (93,095)           89,693           (41,677)
                                                           ------------      ------------      ------------
Net cash provided by operating activities .............         203,681           127,358           368,911

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds and preferred stocks ..........................       3,347,174         3,284,095         2,112,831
  Common stocks .......................................          34,564            34,004            27,214
  Mortgage loans on real estate .......................         192,210           138,162            74,351
  Real estate .........................................           5,624             6,897            18,077
  Cash received from ceding commissions
    associated with the sale of a division ............              --                 8                45
  Other ...............................................           7,210            57,683            22,568
                                                           ------------      ------------      ------------
                                                              3,586,782         3,520,849         2,255,086
Cost of investments acquired:
  Bonds and preferred stocks ..........................      (3,251,822)       (3,411,442)       (2,270,105)
  Common stocks .......................................         (36,379)          (37,339)          (29,799)
  Mortgage loans on real estate .......................        (257,039)         (159,577)         (324,381)
  Real estate .........................................         (11,458)           (2,013)             (222)
  Policy loans ........................................          (2,922)           (2,922)           (1,539)
Cash paid in association with the
   sale of a division .................................              --              (591)             (662)
Other .................................................         (44,514)          (15,674)           (6,404)
                                                           ------------      ------------      ------------
                                                             (3,604,134)       (3,629,558)       (2,633,112)
                                                           ------------      ------------      ------------
Net cash used in investing activities .................         (17,352)         (108,709)         (378,026)

SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)




                                                                             YEAR ENDED DECEMBER 31
                                                                   ------------------------------------------
                                                                       1998           1997           1996
                                                                   ------------   ------------   ------------
FINANCING ACTIVITIES
Issuance (repayment) of short-term intercompany
  notes payable ................................................   $ (6,979)       $  16,400      $      --
Capital contribution ...........................................         --              153             --
Dividends to stockholder .......................................   (120,000)         (62,000)       (20,000)
                                                                   --------        ---------      ---------
Net cash used in financing activities ..........................   (126,979)         (45,447)       (20,000)
                                                                   --------        ---------      ---------
Increase (decrease) in cash and short-term investments .........     59,350          (26,798)       (29,115)
Cash and short-term investments at beginning of year ...........     23,939           50,737         79,852
                                                                   --------        ---------      ---------
Cash and short-term investments at end of year .................   $ 83,289        $  23,939      $  50,737
                                                                   ========        =========      =========

SEE ACCOMPANYING NOTES.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

     PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

     In connection with the sale of certain affiliated business units, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

          o During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, during 1996 the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus. During 1997, the Company transferred $591 in assets, substantially all of which was cash and $343 of liabilities. The difference between the assets and liabilities of $(248) net of a tax credit of $87 was charged directly to unassigned surplus.

          o On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to annually increase reinsurance ceded (primarily group health business) by 2-1/2% through 1997. As a result, during 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus. During 1997, the Company transferred $5,045 in assets, including $4,826 of cash and short-term investments, and liabilities of$5,164. The difference between the assets and liabilities of $119 plus a tax credit of $270 was credited directly to unassigned surplus.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

          o During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. During 1996, the Company paid $539 in association with this sale; the payment, net of a tax credit of $189, was charged directly to unassigned surplus. In addition, the Company received from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) were charged directly to unassigned surplus. Also, during 1996, the Company paid $539 in association with this sale; this payment, net of a tax credit of $189, was charged directly to unassigned surplus. In 1997, the Company received $8 for ceding commissions; the commissions net of the related tax effect of $3 were credited directly to unassigned surplus.

          o During 1997, the Company entered into a reinsurance agreement with a non-affiliate. As a result of the agreement, the Company received $1,480 of assets, including $1,477 of cash and short-term securities, and $861 of liabilities. The difference between the assets and liabilities of $619, net of a tax effect of $217 was credited directly to unassigned surplus.


NATURE OF BUSINESS

     The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through the Company's agents and financial institutions.


BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) and

valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

     The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

     Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1998, 1997 and 1996, the Company excluded investment income due and accrued of $102, $177 and $1,541, respectively, with respect to such practices.

     The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

     The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other invested assets.

AGGREGATE POLICY RESERVES

     Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

     Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $345,319, $281,095 and $227,864 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standard ("SFAS") No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, DISCLOSURES ABOUT DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     INTEREST RATE CAP AND INTEREST RATE SWAPS: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:


                                                              DECEMBER 31
                                          ---------------------------------------------------
                                                    1998                      1997
                                          ------------------------- -------------------------
                                            CARRYING                  CARRYING
                                              VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                          ------------ ------------ ------------ ------------
    ADMITTED ASSETS

    Cash and short-term
      investments .......................  $   83,289   $   83,289   $   23,939   $   23,939
    Bonds ...............................   4,822,442    4,900,516    4,913,144    5,046,527
    Preferred stocks ....................      14,754       14,738        2,750        8,029
    Common stocks .......................      49,448       49,448       42,345       42,345
    Affiliated common stock .............       5,613        5,613        8,031        8,031
    Mortgage loans on real estate .......   1,012,433    1,089,315      935,207      983,720
    Policy loans ........................      60,058       60,058       57,136       57,136
    Interest rate cap ...................       4,445          725        5,618        1,513
    Interest rate swaps .................       1,916        6,667           --        2,546
    Separate account assets .............   3,348,611    3,348,611    2,517,365    2,517,365

    LIABILITIES

    Investment contract liabilities .....   4,084,683    4,017,509    4,345,181    4,283,461
    Separate account liabilities ........   3,271,005    3,213,251    2,452,205    2,452,205

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS

     The carrying value and estimated fair value of investments in debt securities were as follows:

                                                                  GROSS          GROSS        ESTIMATED
                                                 CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                   VALUE          GAINS         LOSSES          VALUE
                                               ------------   ------------   ------------   ------------
     DECEMBER 31, 1998
     Bonds:
       United States Government
         and agencies ......................   $  150,085       $  2,841        $   321     $  152,605
       State, municipal and other
         government ........................       62,948            918          1,651         62,215
       Public utilities ....................      139,732          5,053          2,555        142,230
       Industrial and miscellaneous ........    2,068,086         78,141         34,493      2,111,734
       Mortgage and other asset-
         backed securities .................    2,401,591         45,185         15,044      2,431,732
                                               ----------       --------        -------     ----------
                                                4,822,442        132,138         54,064      4,900,516
     Preferred stocks ......................       14,754             75             91         14,738
                                               ----------       --------        -------     ----------
                                               $4,837,196       $132,213        $54,155     $4,915,254
                                               ==========       ========        =======     ==========

                                                                  GROSS          GROSS        ESTIMATED
                                                 CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                   VALUE          GAINS         LOSSES          VALUE
                                               ------------   ------------   ------------   ------------
     DECEMBER 31, 1997
     Bonds:
       United States Government
         and agencies ......................   $  188,241       $  2,562        $    21     $  190,782
       State, municipal and other
         government ........................       61,532          2,584          1,774         62,342
       Public utilities ....................      121,582          5,384          2,952        124,014
       Industrial and miscellaneous ........    1,955,587         85,233          7,752      2,033,068
       Mortgage and other asset-
         backed securities .................    2,586,202         55,382          5,263      2,636,321
                                               ----------       --------        -------     ----------
                                                4,913,144        151,145         17,762      5,046,527
     Preferred stocks .....................        2,750          5,279             --          8,029
                                               ----------       --------        -------     ----------
                                               $4,915,894       $156,424        $17,762     $5,054,556
                                               ==========       ========        =======     ==========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                              CARRYING       ESTIMATED
                                                                VALUE        FAIR VALUE
                                                            ------------   -------------
     Due in one year or less ............................   $  151,747     $  148,410
     Due after one year through five years ..............    1,211,064      1,232,329
     Due after five years through ten years .............      753,543        761,787
     Due after ten years ................................      304,497        326,258
                                                            ----------     ----------
                                                             2,420,851      2,468,784
     Mortgage and other asset-backed securities .........    2,401,591      2,431,732
                                                            ----------     ----------
                                                            $4,822,442     $4,900,516
                                                            ==========     ==========

     A detail of net investment income is presented below:


                                                         YEAR ENDED DECEMBER 31
                                                 ---------------------------------------
                                                     1998          1997          1996
                                                 -----------   -----------   -----------
     Interest on bonds and notes .............    $374,478      $373,496      $364,356
     Dividends on equity investments .........       1,357         1,460         1,436
     Interest on mortgage loans ..............      77,960        80,266        69,418
     Rental income on real estate ............       6,553         7,501         9,526
     Interest on policy loans ................       4,080         3,400         3,273
     Other investment income .................       2,576           613         1,799
                                                  --------      --------      --------
     Gross investment income .................     467,004       466,736       449,808
     Investment expenses .....................      20,020        20,312        21,471
                                                  --------      --------      --------
     Net investment income ...................    $446,984      $446,424      $428,337
                                                  ========      ========      ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  YEAR ENDED DECEMBER 31
                                       ------------------------------------------
                                            1998            1997          1996
                                       -------------   -------------   ----------
     Proceeds ......................   $3,347,174      $3,284,095      $2,112,831
                                       ==========      ==========      ==========
     Gross realized gains ..........   $  48,760       $  30,094       $  19,876
     Gross realized losses .........      (8,072)        (17,265)        (19,634)
                                       ----------      ----------      ----------
     Net realized gains ............   $  40,688       $  12,829       $     242
                                       ==========      ==========      ==========

     At December 31, 1998, investments with an aggregate carrying value of $5,935,160 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:


                                                                          REALIZED
                                                          -----------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                          -----------------------------------------
                                                              1998           1997           1996
                                                          ------------   ------------   -----------
     Debt securities ..................................    $  40,688      $  12,829      $    242
     Short-term investments ...........................        1,533            (19)         (197)
     Equity securities ................................         (879)         6,972         1,798
     Mortgage loans on real estate ....................       12,637          2,252        (5,530)
     Real estate ......................................        3,176          4,252         1,210
     Other invested assets ............................       (2,523)         1,632            12
                                                           ---------      ---------      --------
                                                              54,632         27,918        (2,465)
     Tax effect .......................................      (22,290)       (10,572)       (1,235)
     Transfer to interest maintenance reserve .........      (28,944)       (10,187)          197
                                                           ---------      ---------      --------
     Net realized gains (losses) ......................    $   3,398      $   7,159      $ (3,503)
                                                           =========      =========      ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

                                                     CHANGE IN UNREALIZED
                                         -------------------------------------------
                                                    YEAR ENDED DECEMBER 31
                                         -------------------------------------------
                                              1998          1997           1996
                                         -------------   ----------   --------------
     Debt securities .................     $ (60,604)     $40,289       $ (115,867)
     Equity securities ...............         5,750        5,653            2,929
                                           ---------      -------       ----------
     Change in unrealized appreciation
       (depreciation) ................     $ (54,854)     $45,942       $ (112,938)
                                           =========      =======       ==========

     Gross unrealized gains and gross unrealized losses on equity securities were as follows:


                                                        DECEMBER 31
                                         -------------------------------------------
                                              1998          1997           1996
                                         -------------   ----------   --------------
     Unrealized gains ................     $  15,980     $ 10,356       $    9,590
     Unrealized losses ...............        (3,710)      (3,836)          (8,723)
                                           ---------     --------       ----------
     Net unrealized gains ............     $  12,270     $  6,520       $      867
                                           =========     ========       ==========

     During 1998, the Company issued mortgage loans with interest rates ranging from 5.88% to 7.86%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90% for commercial loans and 95% for residential loans. Mortgage loans with a carrying value of $245 were non-income producing for the previous twelve months. Accrued interest of $89 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     At December 31, 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $16,104 and $11,985, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


         GEOGRAPHIC DISTRIBUTION             PROPERTY TYPE DISTRIBUTION
-----------------------------------------   -----------------------------
                            DECEMBER 31                     DECEMBER 31
                          ---------------                  --------------
                           1998     1997                    1998     1997
                          ------   ------                  ------   -----
  South Atlantic            32%      29%    Retail           35%      35%
  E. North Central          16       12     Office           30       31
  Pacific                   15       15     Industrial       21        6
  Mountain                  10       10     Apartment        12       14
  Middle Atlantic           10        7     Other             2       14
  W. South Central           6        9
  W. North Central           5        6
  E. South Central           3        8
  New England                3        4

     At December 31, 1998, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

     The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate exchange agreements (swaps and caps), options, and commitments to extend credit and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     At December 31, 1998 and 1997, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                            NOTIONAL AMOUNT
                                                                       -------------------------
                                                                           1998          1997
                                                                       -----------   -----------
     Derivative securities:
       Interest rate swaps:
         Receive fixed - pay floating ..............................    $100,000      $100,000
         Receive floating (uncapped) - pay floating (capped) .......      53,011        67,229
         Receive floating (LIBOR) - pay floating (S&P) .............      60,000            --
     Interest rate cap agreements ..................................     500,000       500,000

4. REINSURANCE

     The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

     Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                         1998            1997            1996
                                     ------------    ------------    ------------
     Direct premiums .............    $1,533,822      $1,312,446      $1,457,450
     Reinsurance assumed .........         2,366           2,038           1,796
     Reinsurance ceded ...........      (173,564)       (246,372)       (300,546)
                                      ----------      ----------      ----------
     Net premiums earned .........    $1,362,624      $1,068,112      $1,158,700
                                      ==========      ==========      ==========

     The Company received reinsurance recoveries in the amount of $173,297, $183,638 and $168,155 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $47,956 and $60,437, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,163,905 and $2,434,130, respectively.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


4. REINSURANCE--(CONTINUED)

     At December 31, 1998, amounts recoverable from unauthorized reinsurers of $55,379 (1997 - $73,080) and reserve credits for reinsurance ceded of $49,835 (1997 - $78,838) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $106,226 at December 31, 1998 that can be drawn on for amounts that remain unpaid for more than 120 days.

5. INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:


                                                               YEAR ENDED DECEMBER 31
                                                        ------------------------------------
                                                           1998         1997         1996
                                                        ----------   ----------   ----------
     Computed tax at federal statutory
       rate (35%) ...................................    $ 39,177     $ 42,775     $ 37,256
     Tax reserve adjustment .........................         607        2,004        2,211
     Excess tax depreciation ........................        (223)        (392)        (384)
     Deferred acquisition costs - tax basis .........      11,827        4,308        5,583
     Prior year under (over) accrual ................       1,750       (1,016)        (499)
     Dividend received deduction ....................      (1,053)        (941)        (454)
     Charitable contribution ........................          --         (848)          --
     Other items - net ..............................      (2,250)      (2,509)      (2,536)
                                                         --------     --------     --------
     Federal income tax expense .....................    $ 49,835     $ 43,381     $ 41,177
                                                         ========     ========     ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


5. INCOME TAXES--(CONTINUED)

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

     The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984 through 1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1993 through 1995.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:




                                                            DECEMBER 31
                                        ----------------------------------------------------
                                                  1998                        1997
                                        -------------------------   ------------------------
                                                         PERCENT                    PERCENT
                                           AMOUNT       OF TOTAL       AMOUNT       OF TOTAL
                                        ------------   ----------   ------------   ---------
     Subject to discretionary
       withdrawal with market
       value adjustment .............   $   82,048           1%     $    8,912          0%

     Subject to discretionary
       withdrawal at book value
       less surrender charge ........      515,778           5         755,300          8

     Subject to discretionary
       withdrawal at market value ...    3,211,896          34       2,454,845         27

     Subject to discretionary
       withdrawal at book value
       (minimal or no charges or
       adjustments) .................    5,519,265          58       5,821,049         63

     Not subject to discretionary
       withdrawal provision .........      228,030           2         203,522          2
                                        ----------         ---      ----------        ---
                                         9,557,017         100%      9,243,628        100%
     Less reinsurance ceded .........    2,124,769                   2,372,495
                                        ----------                  ----------
     Total policy reserves on
       annuities and deposit fund
       liabilities ..................   $7,432,248                  $6,871,134
                                        ==========                  ==========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:




                                                         1998          1997          1996
                                                     -----------   -----------   -----------
       Transfers as reported in the summary of
         operations of the separate accounts
         statement:
         Transfers to separate accounts ..........    $345,319      $281,095      $227,864
         Transfers from separate accounts ........      79,808         9,819        75,172
                                                      --------      --------      --------
         Net transfers to separate accounts ......     265,511       271,276       152,692

       Reconciling adjustments - charges for
         investment manage-ment, administration
         fees and contract guarantees ............         191        26,204        19,093
                                                      --------      --------      --------
       Transfers as reported in the summary of
         operations of the life, accident and
         health annual statement .................    $265,702      $297,480      $171,785
                                                      ========      ========      ========


     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                         GROSS       LOADING        NET
                                                      -----------   ---------   -----------
     DECEMBER 31, 1998
     Life and annuity:
       Ordinary direct first year business ........    $  3,346      $2,500      $    846
       Ordinary direct renewal business ...........      21,435       6,365        15,070
     Group life direct business ...................       1,171         536           635
       Reinsurance ceded ..........................      (1,367)        (44)       (1,323)
                                                       --------      ------      --------
                                                         24,585       9,357        15,228
     Accident and health:
       Direct .....................................         108          --           108
       Reinsurance ceded ..........................         (18)         --           (18)
                                                       --------      ------      --------
     Total accident and health ....................          90          --            90
                                                       --------      ------      --------
                                                       $ 24,675      $9,357      $ 15,318
                                                       ========      ======      ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

                                                         GROSS       LOADING        NET
                                                      -----------   ---------   -----------
     DECEMBER 31, 1997
     Life and annuity:
       Ordinary direct first year business ........    $  2,316      $1,698      $    618
       Ordinary direct renewal business ...........      22,724       6,834        15,890
       Group life direct business .................       1,523         646           877
       Reinsurance ceded ..........................      (1,464)        (81)       (1,383)
                                                       --------      ------      --------
                                                         25,099       9,097        16,002
     Accident and health:
       Direct .....................................         148          --           148
       Reinsurance ceded ..........................         (49)         --           (49)
                                                       --------      ------      --------
     Total accident and health ....................          99          --            99
                                                       --------      ------      --------
                                                       $ 25,198      $9,097      $ 16,101
                                                       ========      ======      ========

     At December 31, 1998 and 1997, the Company had insurance in force aggregating $44,233 and $69,271, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $998 and $1,128 to cover these deficiencies at December 31, 1998 and 1997, respectively.

7. DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $62,100.

     The Company paid dividends to its parent of $120,000, $62,000 and $20,000 in 1998, 1997 and 1996, respectively.

8. RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


8. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $380, $422 and $1,056 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $233, $226 and $297 for the years ended December 31, 1998, 1997 and 1996, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $62, $62 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

9. RELATED PARTY TRANSACTIONS

     The Company shares certain offices, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $18,706, $18,705 and $17,028, respectively, for these services, which approximates their costs to the affiliates.

     Payables to affiliates bear interest at the thirty-day commercial paper rate of 4.95% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,491, $1,188 and $174, respectively, to affiliates.

     During 1997, the Company received a capital contribution of $153 in cash from its parent.

     At December 31, 1998 and 1997, the Company has short-term notes payable to an affiliate of $9,421 and $16,400, respectively. Interest on these notes accrues at rates ranging from 5.13% to 5.52% at December 31, 1998 and at 5.60% at December 31, 1997.

     During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $181,720 at December 31, 1998.

10. COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $17,901 and $17,700 and an offsetting premium

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


10. COMMITMENTS AND CONTINGENCIES--(CONTINUED)

tax benefit of $7,631 and $7,984 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,985, $(975) and $2,617 for December 31, 1998, 1997 and 1996, respectively.

11. YEAR 2000 (UNAUDITED)

     The term Year 2000 issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

     The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT ("Information Technology") and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

     The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

     The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


11. YEAR 2000 (UNAUDITED)--(CONTINUED)

to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

     The Company does have some exposure to date-sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance, and financial services organization providing insurance annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone-related equipment. This type of hardware can have date-sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date-sensitive data in the Year 2000 or beyond.

     For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and/or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


11. YEAR 2000 (UNAUDITED)--(CONTINUED)

conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                          PFL LIFE INSURANCE COMPANY

                     SUMMARY OF INVESTMENTS -- OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)


                               December 31, 1998


SCHEDULE I

                                                                                        AMOUNT AT WHICH
                                                                           MARKET        SHOWN IN THE
TYPE OF INVESTMENT                                         COST (1)         VALUE        BALANCE SHEET
------------------                                       ------------   ------------   ----------------
FIXED MATURITIES
Bonds:
  United States Government and government
    agencies and authorities ...........................   $  926,370     $ 943,313         $  926,370
  States, municipalities and political subdivisions ....      107,975       114,146            107,975
  Foreign governments ..................................       54,670        53,950             54,670
  Public utilities .....................................      139,732       142,230            139,732
  All other corporate bonds ............................    3,593,695     3,646,877          3,593,695
Redeemable preferred stock .............................       14,754        14,738             14,754
                                                           ----------     ---------         ----------
Total fixed maturities .................................    4,837,196     4,915,254          4,837,196

EQUITY SECURITIES
Common stocks:
  Affiliated entities ..................................        8,060         5,613              5,613
  Banks, trust and insurance ...........................        5,935         7,193              7,193
  Industrial, miscellaneous and all other ..............       28,796        42,255             42,255
                                                           ----------     ---------         ----------
Total equity securities ................................       42,791        55,061             55,061
Mortgage loans on real estate ..........................    1,012,433                        1,012,433
Real estate ............................................       52,381                           52,381
Real estate acquired in satisfaction of debt ...........       11,778                           11,778
Policy loans ...........................................       60,058                           60,058
Other long-term investments ............................       76,482                           76,482
Cash and short-term investments ........................       83,289                           83,289
                                                           ----------                       ----------
Total investments ......................................   $6,176,408                       $6,188,678
                                                           ==========                       ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                          PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)


SCHEDULE III

                             FUTURE POLICY               POLICY AND
                              BENEFITS AND   UNEARNED     CONTRACT
                                EXPENSES     PREMIUMS   LIABILITIES
                            --------------- ---------- -------------
YEAR ENDED
  DECEMBER 31, 1998
Individual life ...........    $1,355,283   $    --       $ 8,976
Individual health .........        94,294     9,631        12,123
Group life and health              93,405    10,298        36,908
Annuity ...................     3,925,293        --            --
                               ----------   -------       -------
                               $5,468,275   $19,929       $58,007
                               ==========   =======       =======
YEAR ENDED
  DECEMBER 31, 1997
Individual life ...........    $  882,003   $    --       $ 8,550
Individual health .........        62,033     9,207        12,821
Group life and health              88,211    11,892        44,977
Annuity ...................     4,204,125        --            --
                               ----------   -------       -------
                               $5,236,372   $21,099       $66,348
                               ==========   =======       =======
YEAR ENDED
  DECEMBER 31, 1996
Individual life ...........    $  734,350   $    --       $ 7,240
Individual health .........        39,219     8,680        13,631
Group life and health              78,418    14,702        53,486
Annuity ...................     4,408,419        --            --
                               ----------   -------       -------
                               $5,260,406   $23,382       $74,357
                               ==========   =======       =======

                                                         BENEFITS,
                                                          CLAIMS
                                               NET      LOSSES AND     OTHER
                               PREMIUM     INVESTMENT   SETTLEMENT   OPERATING   PREMIUMS
                               REVENUE       INCOME*     EXPENSES    EXPENSES*    WRITTEN
                            ------------- ------------ ------------ ----------- ----------
YEAR ENDED
  DECEMBER 31, 1998
Individual life ........... $  514,194    $ 85,258     $  545,720   $ 87,455         --
Individual health .........     68,963       8,004         48,144     30,442    $68,745
Group life and health          111,547      11,426         82,690     54,352    108,769
Annuity ...................    667,920     342,296        592,085    298,222         --
                            ----------    --------     ----------   --------
                            $1,362,624    $446,984     $1,268,639   $470,471
                            ==========    ========     ==========   ========
YEAR ENDED
  DECEMBER 31, 1997
Individual life ........... $  200,175    $ 75,914     $  211,921   $ 36,185         --
Individual health .........     63,548       5,934         37,706     29,216    $63,383
Group life and health          146,694      11,888        103,581     91,568    143,580
Annuity ...................    657,695     352,688        571,434    364,216         --
                            ----------    --------     ----------   --------
                            $1,068,112    $446,424     $  924,642   $521,185
                            ==========    ========     ==========   ========
YEAR ENDED
  DECEMBER 31, 1996
Individual life ........... $  202,082    $ 66,538     $  197,526   $ 38,067         --
Individual health .........     55,871       5,263         32,903     29,511    $55,678
Group life and health          174,781      12,877        105,459    122,953    171,320
Annuity ...................    725,966     343,659        800,121    230,417         --
                            ----------    --------     ----------   --------
                            $1,158,700    $428,337     $1,136,009   $420,948
                            ==========    ========     ==========   ========

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                          PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)


SCHEDULE IV

                                                                    ASSUMED                      PERCENTAGE
                                                      CEDED TO        FROM                       OF AMOUNT
                                        GROSS          OTHER         OTHER           NET          ASSUMED
                                        AMOUNT       COMPANIES     COMPANIES        AMOUNT         TO NET
                                    -------------   -----------   -----------   -------------   -----------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force .........    $6,384,095      $438,590       $39,116      $5,984,621          .6%
                                     ==========      ========       =======      ==========         ===
Premiums:
  Individual life ...............    $  515,164      $  3,692       $ 2,366      $  513,838          .5%
  Individual health .............        76,438         7,475            --          68,963          --
  Group life and health .........       255,848       144,301            --         111,547          --
  Annuity .......................       686,372        18,096            --         668,276          --
                                     ----------      --------       -------      ----------          --
                                     $1,533,822      $173,564       $ 2,366      $1,362,624          .2%
                                     ==========      ========       =======      ==========         ===

YEAR ENDED DECEMBER 31, 1997
Life insurance in force .........    $5,025,027      $420,519       $35,486      $4,639,994          .8%
                                     ==========      ========       =======      ==========         ===

Premiums:
  Individual life ...............    $  201,691      $  3,554       $ 2,038      $  200,175         1.0%
  Individual health .............        73,593        10,045            --          63,548          --
  Group life and health .........       339,269       192,575            --         146,694          --
  Annuity .......................       697,893        40,198            --         657,695          --
                                     ----------      --------       -------      ----------         ---
                                     $1,312,446      $246,372       $ 2,038      $1,068,112          .2%
                                     ==========      ========       =======      ==========         ===

YEAR ENDED DECEMBER 31, 1996
Life insurance in force .........    $4,863,416      $477,112       $30,685      $4,416,989          .7%
                                     ==========      ========       =======      ==========         ===
Premiums:
  Individual life ...............    $  204,144      $  3,858       $ 1,796      $  202,082          .9%
  Individual health .............        68,699        12,828            --          55,871          --
  Group life and health .........       390,296       215,515            --         174,781          --
  Annuity .......................       794,311        68,345            --         725,966          --
                                     ----------      --------       -------      ----------         ---
                                     $1,457,450      $300,546       $ 1,796      $1,158,700          .2%
                                     ==========      ========       =======      ==========         ===



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